UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.   )

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KORU Medical Systems, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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KORU Medical Systems, Inc.

100 Corporate Drive

Mahwah, NJ 07430

800-624-9600

Notice of Annual Meeting of Shareholders

to be held on May 9, 2024

The 2024 Annual Meeting of Shareholders (the “Annual Meeting”) of KORU Medical Systems, Inc. (the “Company”) will be held on May 9, 2024 at 8:00 a.m. Eastern Time at the Company’s offices at 100 Corporate Drive, Mahwah, NJ 07495.

The Annual Meeting is to vote on the following matters:

1.	Election of directors
2.	Advisory approval of the compensation of the Company’s executive officers
3.	Ratification of the appointment of independent registered public accountants
4.	Approval of the 2024 Omnibus Equity Incentive Plan
5.	Transaction of any other business that may properly come before the meeting

The Company will also transact any other business that may properly come before the meeting.

All shareholders are invited to attend the Annual Meeting. Only those shareholders of record at the close of business on March 11, 2024 are entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments thereof. A complete list of shareholders entitled to vote at the Annual Meeting will be available for inspection by any shareholder at the Annual Meeting and during normal business hours at the Company’s corporate headquarters during the 10-day period immediately prior to the date of the Annual Meeting.  Officers of the Company will be present at the Annual Meeting and available to respond to questions from shareholders.

YOUR VOTE IS IMPORTANT.  Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting. Shareholders who attend the Annual Meeting may revoke any previously submitted proxies and vote in person, by internet or by mobile device up until the polls close during the Annual Meeting.

How to Vote:

Mail	Internet	Mobile Device
Sign, complete and return the proxy card in the postage paid envelope provided	www.cstproxy.com - have your proxy card available when logging in	Scan this QR code: [INSERT QR CODE]

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on May 9, 2024: This Proxy Statement, along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 is available at https://www.cstproxy.com/KORUMEDICAL/2024.

By order of the Board of Directors,

Thomas Adams

Chief Financial Officer, Treasurer and Corporate Secretary

KORU Medical Systems, Inc.

100 Corporate Drive

Mahwah, NJ 07430

800-624-9600

Proxy Statement

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of KORU Medical Systems, Inc. (the “Company” or “KORU Medical” and, as the context requires, “we”, “us” or “our”) to be used at the Company’s 2024 Annual Meeting of Shareholders to be held on May 9, 2024 at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders, and at any postponements or adjournments thereof. All proxies will be voted in accordance with the shareholders’ instructions, and if no choice is specified, the proxies will be voted in favor of the matters specified in the accompanying Notice of Annual Meeting of Shareholders and each of the director nominees specified herein. Any proxy may be revoked by a shareholder before its exercise by delivery of written revocation or a subsequently dated proxy to our Corporate Secretary by the close of business on May 8, 2024 or by voting again by internet or mobile device prior to or at the Annual Meeting before the polls close.

Notice of Electronic Availability of Proxy Materials

On or about March 28, 2024, we mailed to our shareholders of record and beneficial owners a Notice of Internet Availability of Proxy Statement (“Notice”) containing instructions on how to access this proxy statement and our 2023 Annual Report on Form 10-K via the Internet and how to vote online or by mobile device. This Proxy Statement, along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 is available at http://www.cstproxy.com/KORUMEDICAL/2024. As a result, you will not receive a paper copy of the proxy materials unless you request one. All shareholders are able to access the proxy materials on the website referred to in the Notice and in this proxy statement and to request to receive a set of the proxy materials by mail or electronically, in either case, free of charge. If you would like to receive a paper or electronic copy of our proxy materials, you should follow the instructions for requesting such materials in this proxy statement.

Questions and Answers about the Annual Meeting

What is the record date?

The record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting is the close of business on March 11, 2024. The record date is established by the Board of Directors as required by Delaware law. On the record date, 46,560,500 shares of the Company’s common stock, par value $0.01 per share (“shares” or “common stock”) (including 850,000 shares of unvested restricted common stock entitled to vote) were issued and outstanding.

Who is entitled to vote?

All record holders of shares as of the close of business on the record date are entitled to vote.

What are the voting rights of shareholders?

Each holder of shares is entitled to one vote per common share on all matters to be acted upon at the Annual Meeting. Neither the Company’s Certificate of Incorporation, nor Bylaws allow for cumulative voting rights.

What constitutes a quorum for the Annual Meeting?

A majority of the outstanding shares of common stock entitled to vote, represented at the meeting in person or by proxy, constitutes a quorum. Broker non-votes, votes withheld and abstentions will be counted for purposes of determining whether a quorum is present.

How do I vote my shares?

KORU Medical offers registered shareholders these ways to vote:

●	By mail (if you received your proxy materials by mail), using the enclosed proxy card and return envelope;

●	By Internet or mobile device, following the instructions on the Notice or the proxy card, prior to or at the Annual Meeting; or

●	By submitting a ballot in person at the Annual Meeting.

How do I attend the Annual Meeting? What do I need to bring?

In order to be admitted to the Annual Meeting, you must bring documentation showing that you owned shares as of March 11, 2024, the record date. Acceptable documentation includes (i) your Notice of Internet Availability of Proxy Materials, (ii) the admission ticket attached to your proxy card (if you received your proxy materials by mail), or any other proof of ownership (such as a brokerage or bank statement) reflecting your KORU Medical holdings as of March 11, 2024. All attendees must also bring valid photo identification. Shareholders who do not bring this documentation will not be admitted to the Annual Meeting.

Can I vote my shares during the Annual Meeting?

Yes. If you are a shareholder of record, you may vote your shares during the Annual Meeting by accessing https://www.cstproxy.com/KORUMEDICAL/2024 until the polls close or by completing a ballot at the meeting. However, if your shares are held in “street name,” you may vote your shares in person only if you obtain a nominee-issued proxy from your broker or nominee giving you the right to vote the shares. Even if you currently plan to attend the Annual Meeting, we recommend that you also submit your proxy as described above so that your vote will be counted if you later decide not to attend the meeting.

What is the difference between a shareholder of record and a “street name” holder?

If your shares are registered directly in your name with Continental Stock Transfer & Trust Company, the Company’s transfer agent, you are considered the shareholder of record with respect to those shares. The Notice and proxy card have been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of these shares, and your shares are held in “street name.” The Notice and proxy card have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the shareholder of record.

How do I vote shares that are held by my broker?

If you have shares held by a broker or other nominee, you may instruct your broker or other nominee to vote your shares by following instructions that your broker or nominee provides to you. Most brokers offer voting by mail and the Internet.

What if I do not specify how I want my shares voted?

If you return a signed proxy card and do not specify on your proxy card (or when giving your proxy over the Internet or mobile device) how you want to vote your shares, your shares will be voted FOR each of the directors nominated in Proposal 1, and FOR each of the proposals set forth in Proposals 2, 3 and 4.

Broker non-votes occur when nominees, such as banks and brokers holding shares on behalf of beneficial owners, do not receive voting instructions from the beneficial holders. If that happens, the banks and brokers who are registered with the New York Stock Exchange (NYSE) may vote those shares only on matters deemed “routine” by the NYSE, such as the ratification of the appointment of the Company’s independent registered public accounting firm. On “non-routine” matters nominees cannot vote unless they receive voting instructions from beneficial owners, resulting in so called “broker non-votes.” The items being considered at the Annual Meeting, except for the ratification of the appointment of the Company’s independent registered public accounting, are considered “non-routine” matters.  Therefore, it is important that you provide voting instructions to your broker as to how you want your shares voted on the proposals being submitted at the Annual Meeting.

How do I find out the voting results?

Preliminary results are typically announced at the Annual Meeting. Final voting results will be reported on a Form 8-K filed with the Securities and Exchange Commission following the Annual Meeting.

What are my choices when voting?

Shareholders may vote “for,” “against” or abstain from voting with respect to each of Proposals 2, 3 and 4 described in the Notice and this Proxy Statement.  Shareholders may vote “for” or “against” all or some of the nominees, or vote “withhold” with respect to one or more of the nominees with respect to Proposal 1 (Election of Directors).

What are the recommendations of the Board of Directors on how I should vote my shares?

The Board of Directors recommends that you vote your shares FOR each of the director nominees in Proposal 1 and FOR each of Proposals 2, 3 and 4.

Can I change my vote?

Yes. You may revoke your proxy at any time by any of the following means:

●	Attending the Annual Meeting and voting by one of the methods described in the proxy materials for the Annual Meeting. Your attendance at the Annual Meeting will not by itself revoke a proxy. You must vote your shares at the meeting to revoke your proxy. If your shares are held in “street name,” you will need a nominee-issued proxy from your broker to vote your shares at the meeting.

●	Completing and submitting a new valid proxy bearing a later date by Internet, mobile device or mail before 11:59 pm on May 8, 2024.

●	Giving written notice of revocation to the Company addressed to Corporate Secretary, at the Company’s address above, which notice must be received before the close of business on May 8, 2024.

What percentage of the vote is required to elect the nominees to the Board of Directors?

To be elected as a director (Proposal 1), each director nominee must receive a plurality of the votes cast at the Annual Meeting by the shareholders entitled to vote in the election of directors. Should any director nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his or her stead, of any other person the Board of Directors may nominate or designate.  Each director nominee has expressed his intention to serve the entire term for which election is sought.  Broker non-votes and votes “withheld” will have no impact on the outcome of Proposal 1.

What percentage of the vote is required to approve the advisory vote regarding executive compensation?

The affirmative vote of a majority of the votes cast for or against at the Annual Meeting by the shareholders entitled to vote thereon is required to approve, by advisory vote, the Company’s executive compensation described in this proxy statement (Proposal 2).  This is a non-binding advisory vote.  Broker non-votes and abstentions will have no effect on the outcome of Proposal 2.

What percentage of the vote is required to ratify the appointment of independent registered accountants?

The affirmative vote of a majority of the votes cast in favor of or against such action at the Annual Meeting by the shareholders entitled to vote thereon is required to ratify the appointment of the independent registered accountants (Proposal 3). This is a non-binding advisory vote.  Broker non-votes and abstentions will have no effect on the outcome of Proposal 3.

What percentage of the vote is required to approve the 2024 Omnibus Equity Inventive Plan (the “2024 Equity Plan”)?

The affirmative vote of a majority of the votes cast in favor of or against such action at the Annual Meeting by the shareholders entitled to vote thereon is required to approve the 2024 Equity Plan (Proposal 4). Broker non-votes and abstentions will have no effect on the outcome of Proposal 4.

Is this proxy statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the mail, officers and employees of the Company may solicit the return of proxies by mail, telephone, facsimile or e-mail or through personal contact. These officers and employees will not receive additional compensation but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares registered in their names, will be requested to forward solicitation materials to the beneficial owners of shares.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business for a vote at the Annual Meeting other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the shareholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their discretion on such matters.

What does it mean to vote by proxy?

It means that you give someone else the right to vote your shares in accordance with your instructions. In this way, you ensure that your vote will be counted even if you are unable to attend the Annual Meeting. If you give your proxy but do not include specific instructions on how to vote, the individuals named as proxies will vote your shares “FOR” each of the director nominees and FOR Proposals 2, 3 and 4.

What is “householding” and how does it affect me?

KORU Medical has adopted “householding,” a procedure under which shareholders of record who have the same address and last name will receive a single Notice of Internet Availability of Proxy Materials or set of proxy materials, unless one or more of these shareholders notifies the Company that they wish to continue receiving individual copies. Shareholders who participate in householding will continue to receive separate proxy cards. This procedure can result in significant savings to the Company by reducing printing and postage costs.

If you participate in householding and wish to receive a separate Notice of Internet Availability of Proxy Materials or set of proxy materials, or if you wish to receive separate copies of future notices, special reports and proxy materials, please contact Continental Transfer & Trust Company at 1 State Street 30th floor, New York, NY 10004, phone (212) 509-4000. The transfer agent will deliver the requested documents to you promptly upon your request.

Any shareholders of record who share the same address and currently receive multiple copies of proxy materials who wish to receive only one copy of these materials per household in the future may contact Continental Transfer & Trust Company at the address or telephone number listed above. If you hold your shares through a broker, bank or other nominee, however, please contact your broker, bank, or other nominee to request information about householding.

Are there rights of dissent or appraisal for the proposals submitted at the Annual Meeting?

None of the matters to be acted on at the Annual Meeting give rise to any statutory right of a shareholder to dissent and obtain the appraisal of or payment for such shareholder’s shares.

Proposal 1: Election of Directors

✔ The Board recommends a vote “FOR” each of the nominees for director.

The Company’s Board of Directors (the “Board”) currently has 7 members, and all of our current directors are standing for election at the 2024 Annual Meeting.

Members of the Board are elected to serve a term of one year and until their successors have been elected and qualified. All of the nominees for director have consented to being named in this proxy statement and to serve if elected. Shareholders will be unable to vote their proxies for more than 7 persons.

The Company does not know of any reason why any nominee would be unable to serve as director. If any nominee is unable to serve, the shares represented by valid proxies will be voted for the election of such other person as the Board may nominate, or the size of the Board may be reduced.

The Company’s directors have a variety of backgrounds, which reflects the Board’s continuing efforts to achieve a diversity of viewpoints, insights and perspectives on the Board. As more fully discussed below, director nominees are considered on the basis of a range of criteria, including their business knowledge and background, prominence and reputation in their fields and commitment to strong corporate governance and citizenship. They must also have experience and ability that is relevant to the Board’s oversight of the Company’s business and affairs. Each nominee’s biography starting on page 7 includes the particular experience and qualifications that led the Board to conclude that the nominee should serve on the Board.

			Committee Membership*
Nominee	Age	Director Since	AC	CC	NGC
R. John Fletcher Chairman of the Board Managing Partner Emeritus, Fletcher Spaght Inc.	78	2019	M	M	C
Robert A. Cascella Former CEO of Precision Diagnostics, Royal Phillips	69	2022	C
Donna French, PhD VP Dosage Form Design and Development, AstraZeneca	59	2021			M
Joseph M. Manko, Jr. Senior Principal, Horton Capital Management LLC	58	2016	M	C	M
Shahriar (Shar) Matin Former CEO, Cordis Corporation	49	2021		M	M
Edward Wholihan Former CFO Medical Specialties Distributors	64	2023
Linda Tharby President and CEO, KORU Medical	55	2022

* As of March 25, 2024

AC - Audit Committee	C - Chair
CC – Compensation Committee	M - Member
NGC –Nominating & Corporate Governance Committee

Skills & Experience

The table below summarizes the key qualifications, skills and attributes of the nominees for director that served as the basis for the Board’s decision to nominate these individuals for election.

Skills & Experience & Attributes	Fletcher	Cascella	French	Manko	Matin	Tharby	Wholihan
Market Knowledge - Distribution	✔				✔	✔	✔
Market Knowledge - Specialty Pharma	✔	✔	✔				✔
Market Knowledge - Biopharma	✔	✔	✔	✔		✔	✔
Medtech Industry Experience	✔	✔	✔	✔	✔	✔	✔
Medtech Operational Experience		✔	✔		✔	✔	✔
Healthcare Growth Experience	✔	✔	✔	✔	✔	✔	✔
International Healthcare Experience	✔	✔	✔	✔	✔	✔
Product Development	✔	✔	✔		✔	✔	✔
Capital Markets Experience	✔	✔		✔	✔		✔
Financial Expertise/Audit Committee Experience	✔	✔		✔	✔		✔
C-level Expertise	✔	✔	✔	✔	✔	✔	✔
Other Public Company Director Experience	✔	✔		✔
Prior Knowledge of the Company			✔	✔		✔	✔
Independent	✔	✔	✔	✔	✔
Female			✔			✔

Nominees for Director

R. John Fletcher

Mr. Fletcher brings more than 40 years of healthcare and medical device experience to KORU. He currently serves as Managing Partner Emeritus of Fletcher Spaght Inc., a healthcare-focused strategy consulting firm which he founded in 1983, and Managing Partner of Fletcher Spaght Ventures, a venture capital firm which he founded in 2001. Mr. Fletcher joined the Board of Directors of publicly-traded medical device company Spectranetics Corporation in 2002 and served as Chairman of the Board from 2010-2017. Mr. Fletcher was named 2018 Director of the Year by The National Association of Corporate Directors (NACD) for his work at Spectranetics and Axcelis. Mr. Fletcher currently serves as Chairman of ClearPoint Neuro (formerly MRI Interventions) and is Chairman of Metabolon, Inc., as well as, Chairman of the Board of Optinose, Inc. He is Chairman Emeritus of the Corporate Collaboration Council at the Thayer School of Engineering/Tuck School of Business at Dartmouth College and serves on the Board of Advisors of Beth Israel Deaconess Medical Center and the Whitehead Institute at MIT. Mr. Fletcher received his MBA from Southern Illinois University, a BBA in Marketing from George Washington University and an MS in international finance from Central Michigan University. Mr. Fletcher was also an instructor and PhD candidate at the Wharton School, University of Pennsylvania.

Robert A. Cascella

Over more than 30 years, Mr. Cascella has supported value creation in the healthcare industry, with a strong focus on innovation and integrated solutions. Mr. Cascella retired from Philips on December 31, 2021, after working for the company since 2015. The last position he held before retiring was Executive Vice President and Strategic Business Development Leader and was also a member of the company’s Executive Committee. Prior to that role, Mr. Cascella was the CEO for the Precision Diagnosis Segment, responsible for the integration of smart systems, software, informatics and services dedicated to delivering on the promise of precision medicine. Prior to that role, Mr. Cascella was the CEO of the Diagnosis and Treatment Segment, where he was responsible for the development and growth of modality-based diagnostics and interventional treatment and therapy. Before joining Philips, Mr. Cascella spent 11 years at Hologic, a global leader in Women’s Health, as its president, and later, its CEO. Under his leadership, Hologic broadly diversified its product portfolio and substantially grew revenues through a combination of innovative product development and acquisition, as well as the building of strong customer relationships. Mr. Cascella serves as a board director for Celestica (NYSE: CLS), Mirion Technologies (NYSE: MIR) and Neuronetics (Nasdaq: STIM). He is also a NACD certified director. Mr. Cascella holds a Bachelor of Arts in accounting from Fairfield University.

Donna French

Dr. French, Ph.D., is a pharmaceutical industry veteran with over 25 years of experience in pharmaceutical sciences and drug-device combination products. Dr. French, has been Vice President of Dosage Form Design and Development at AstraZeneca since June 2017. Prior to joining AstraZeneca, Dr. French was Senior Director of Device Development at Genentech from January 2009 to May 2017. She was Executive Director of Drug Delivery Engineering at Amgen, Inc. before joining Genentech. For her entire career, Dr. French has been developing and commercializing drug products, drug delivery systems and devices. She has led the development and commercialization of numerous products with delivery devices worldwide, including auto-injectors, pen injectors, needle stick prevention devices, prefilled syringes, needle-free injectors, subcutaneous infusion devices, intraocular delivery devices, inhalation drug delivery systems, and patient aids and tools for drug preparation and administration. Dr. French earned her B.S. in Pharmacy from Albany College of Pharmacy, and her Ph.D. in Pharmaceutical Sciences from the University of Nebraska.

Joseph M. Manko, Jr.

Mr. Manko has been the Senior Principal in Horton Capital Management LLC, the investment manager for the Horton Capital Partners Fund, LP (“Horton Fund”) since 2013. The Horton Fund is a significant shareholder in the Company. Mr. Manko has over 20 years of investment experience in the asset management, investment banking, private equity and corporate securities markets. From 2005 to 2010, Mr. Manko was a Partner and Chief Executive Officer of Switzerland-based BZ Fund Management Limited, where he was responsible for corporate finance, private equity investments, three public equity funds and the firm’s Special Situations and Event-Driven strategies. Prior to that Mr. Manko was a Managing Director with Deutsche Bank in London. He began his investment banking career at Merrill Lynch as a Vice President in Hong Kong and prior to that, Mr. Manko was a corporate finance attorney at Skadden, Arps, Slate, Meagher & Flom LLP. Mr. Manko has served on the board of several companies in the bio-pharmaceutical industry and has advised numerous companies in the pharmaceutical, biotech and medtech industries and currently serves as a director and Chairman of Safeguard Scientifics, Inc., and previously served as a director of Wireless Telecom Group, Inc., and Creative Realities, Inc. Mr. Manko earned both his B.A. and Juris Doctor from the University of Pennsylvania.

Shahriar (Shar) Matin

Mr. Matin has over 25 years of medical technology experience and was mostly recently the Chief Executive Officer of Cordis Corporation, a leading cardiovascular medical device company, from 2021 to 2023. Previously, he was the Chief Operating Officer at ViewRay Technologies Inc., an early-stage radiation oncology medical technology firm, from July 2018 to March 2021. Prior to that, he served as Chief Operating Officer of Spectranetics from January 2014 until its sale to Royal Philips in November 2017. From 2007 – 2014, Mr. Matin held commercial and operation leadership roles of increasing responsibilities at Spectranetics. Mr. Matin started his career in several commercial and engineering leadership roles at Boston Scientific and Guidant Corporation. He earned a BS in Mechanical Engineering from the University of California, Berkeley, with honors, and an MBA from Harvard Business School.

Edward Wholihan

Edward Wholihan joins KORU Medical’s Board of Directors with over 25 years of experience as Chief Financial Officer driving growth and shareholder value for public, private equity-sponsored, and venture capital-funded life sciences and healthcare businesses. Most recently, he has leveraged his strategic management, financial, and operational expertise consulting for various companies. Prior, he served as the Chief Financial Officer for Rarebreed Veterinary Partners, Inc, a community of veterinary hospitals; CFO of Allena Pharmaceuticals, Inc., a development stage biopharmaceutical company; and CFO of Medical Specialties Distributors, a leading solution provider to the specialty pharmacy, home infusion, and oncology practice markets that was acquired by McKesson Corp (NYSE: MCK) in 2018. Ed also held two other CFO roles within the life science sector earlier in his career and, prior to that, spent seven years as a management strategy consultant for McKinsey & Company. He earned his MBA from Stanford University’s Graduate School of Business and a BA in economics from Yale University.

Linda Tharby

Ms. Tharby was appointed as President and CEO in April 2021. Ms. Tharby has over 25 years of executive leadership experience building and leading strong performing global organizations that develop and commercialize products and service innovations, while delivering solutions to patients in the home setting. Prior to joining KORU, Ms. Tharby spent the last 24 years working in various roles of increased responsibility at Becton Dickinson (“BD”). Ms. Tharby was a member of the Executive Leadership team of BD. From 1998 to 2016, she held numerous senior global business leadership roles at BD, including Executive Vice President and President of Life Sciences, Group President of Pre-Analytical Systems and Biosciences, Worldwide President of Diabetes Care, and Vice President/General Manager of Pharmaceutical Systems. Ms. Tharby’s last role was as Chief Customer Experience Officer from July 2018 through December 2020. Prior to that she served as BD’s Chief Human Resources Officer, from October 2016 through July 2018. Ms. Tharby has an Honors Bachelor of Business Administration from Wilfrid Laurier University in Waterloo, Ontario Canada.

Ms. Tharby has entered into an agreement with the Company whereby she will be deemed to have automatically resigned from the Board simultaneously with the termination of her employment as the Company’s Chief Executive Officer.

Board Assessment, Nomination & Diversity

Our Board members have extensive experience in business, finance, healthcare and enterprise growth, as well as developing successful Company strategies. The Board strives to obtain and retain the right mix of skills and experiences on the Board to drive the Company’s success. To that end, the Board performs annual self-assessments and engages in a thorough director nomination process.

Board Self-Evaluation Process

The Board and its committees conduct an annual self-evaluation of their respective performances that allows directors to provide individual and confidential feedback on the Board’s composition, structure, committee structure, effectiveness, relationship with management, meetings, and other Board-related topics. The results of the self-evaluation are presented by the chair of the Nominating and Corporate Governance Committee (the “Nominating and Governance Committee”) to the full Board. The Board then assesses progress made in areas targeted for improvement from the prior year’s self-evaluation and develops an action plan in response to the current year’s self-evaluation.

Director Nomination Process

The Nominating and Governance Committee makes its recommendations of director candidates to the full Board, after considering candidates’ depth of experience, availability and potential contributions to the Board, as well as their qualification as “independent” under the standards applicable to the Board and its committees. With respect to incumbent members of the Board, the committee will also consider the prior performance of each incumbent director.

In selecting qualified candidates to serve as directors of the Company, a wide range of diversity criteria are considered, including without limitation, gender, race, ethnicity, religion, sexual orientation, physical ability and age, with the objective that the Board, as a whole, reflects a range of viewpoints, backgrounds, skills and experience. In the process of searching for qualified persons to serve on the Board, the Nominating and Governance Committee strives for the inclusion of diverse groups, knowledge, and viewpoints. To accomplish this, the Committee may retain an executive search firm to help meet the Board’s diversity objectives.

Candidates may come to the attention of the Nominating and Governance Committee from current or former directors, shareholders, officers or other sources, and the committee reviews all candidates in the same manner regardless of the source of the recommendation. In addition to those candidates identified through its own internal processes, the Nominating and Governance Committee will consider nominees recommended by shareholders who submit their recommendations in accordance with the notice, information and consent requirements set forth in our Bylaws.

Director Diversity

The Board believes having Board members with a diverse mix of viewpoints, insights and perspectives is critical to board effectiveness. The Company seeks to have its Board composed of directors that collectively possess a wide range of relevant business and financial expertise, industry knowledge, management experience and prominence in areas of importance to the Company. The Board believes that gender and minority representation is an important element in achieving the broad range of perspectives that the Board seeks among its members. To that end, consideration of the overall gender and ethnic diversity of our Board is an important factor in our Board candidate selection and succession planning. Our Board currently includes two female directors.

The Board and Committees of the Board

The Company is governed by the Board. The Board held four regular and no special meetings in 2023. All directors attended at least 75% of the total number of meetings of the Board and the Committees on which he or she served. The Company’s non-employee directors, all of whom are independent, met in executive session at or shortly after each of the Board meetings held during 2023. All directors and director nominees attended the Company’s 2023 Annual Meeting. In addition to its formal meetings, the Board met regularly with management in 2023.

The Board has established three operating committees (the “Committees”) that meet regularly: the Audit Committee; the Compensation Committee; and the Nominating and Governance Committee (the “Governance Committee”).

Committee Membership and Function

Set forth below are the members of each Committee and a summary of each Committee’s areas of oversight. Each Committee operates under a formal charter adopted by the Board that governs its duties and conduct. Copies of the Committee charters can be obtained free of charge from the Company’s website at www.korumedical.com.

Audit Committee

Members	Meetings in 2023 (#)	Principal Responsibilities
Robert A. Cascella (Chair)* R. John Fletcher Joseph M. Manko, Jr.	9

●    Recommends appointment of independent registered public accountants

●    Reviews internal accounting procedures and financial statements

●    Consults with and reviews services provided by independent registered public accountants, including the results and scope of their audit

●    Reviews and discusses with management and the independent auditor annual reports on Form 10-K and makes recommendations to the Board with respect thereto

●    Reviews and discusses with management quarterly reports on Form 10-Q, earnings releases and any earnings guidance

●    Reviews financial strategies regarding currency, interest rates and use of derivatives and reviews our insurance program

* The Board has designated Mr. Cascella as the Audit Committee’s “audit committee financial expert” under the rules of the SEC.

Compensation Committee

Members	Meetings in 2023 (#)	Principal Responsibilities
Joseph M. Manko, Jr. (Chair) R. John Fletcher Shahriar Matin	8

●    Recommends compensation of our CEO to the independent members of the Board and approves the compensation of our other executive officers

●    Approves all employment, severance and change in control agreements with our executive officers

●    Serves as the granting and administrative committee for our equity compensation plans

●    Administers our Annual Incentive Compensation Plan

●    Oversees our policies relating to employee compensation and benefits

●    Reviews and recommends to the Board director compensation, including equity awards

Nominating and Governance Committee

Members	Meetings in 2023 (#)	Principal Responsibilities
R. John Fletcher (Chair) Donna French Shariar Matin	4

●    Identifies and recommends candidates for election to the Board;

●    Reviews and recommends the composition, structure and function of the Board and its Committees;

●    Recommends a chair of the Board

●    Monitors our corporate governance and Board practices, and oversees the Board’s self-evaluation process;

●    Identifies, evaluates and mitigates operational, strategic and external environment risks, with overall responsibility for monitoring our risk policies and practices

Director Independence

The Governance Committee annually reviews the independence of all directors and nominees for director and reports its findings to the full Board. The Board has determined that all of our non-employee directors serving on the Board and on each of its three Committees are independent under the rules of the Nasdaq Stock Market, except for Mr. Wholihan who previously served as a consultant for the Company. As an employee of the Company, Ms. Tharby is not independent.

In determining that these non-employee directors are independent, the Board reviewed any transactions or other dealings by the Company with organizations with which a director has a relationship, such as service as an employee of an organization or as a member of its governing or advisory board. Based on its review, the Board determined that, in each instance, the relationship met the safe harbor provision of the Nasdaq rules, or that the nature of the relationship, the degree of the director’s involvement with the organization or transaction, and the amount involved did not otherwise constitute a relationship that would impair the director’s independence. The Board considered, among other things, the level of Mr. Manko’s beneficial ownership of Company’s common stock.

Corporate Governance

The following is a summary of KORU Medical’s significant corporate governance practices:

●	Annual election of directors
●	Majority voting standard for election of directors
●	5 out of 7 director nominees (all except Company CEO and former consultant) are independent
●	Lead director structure
●	Annual board and committees self-evaluation
●	Shareholder right to call special meetings
●	Shareholder right to act by written consent
●	Director and executive officer stock ownership requirements
●	Independent Board Committees
●	No poison pill
●	Anti-hedging and pledging policies
●	Annual say-on-pay shareholder vote
●	National Association of Corporate Directors membership and director education

Board Leadership

Our governing documents enable the Board to determine the appropriate Board leadership structure for the Company and allow the roles of Chairman of the Board and Chief Executive Officer to be filled by the same or different individuals. This approach allows the Board flexibility to determine whether the two roles should be separate or combined based upon the Company’s needs and circumstances and the Board’s assessment of the Company’s leadership from time to time. Our Bylaws provide that, in the event the roles of Chairman of the Board and Chief Executive Officer are filled by the same individual, or if the Chairman is not considered by the Board to be an independent director, the independent directors will elect an independent director to serve as Lead Director. The Lead Director, if any, will chair meetings of independent directors, will facilitate communications between other members of the Board and the Chief Executive Officer and the Chairman, and will assume other duties which the independent directors as a whole may designate from time to time.

Our Bylaws provide that the primary officers of the Company shall be a Chairman of the Board, Chief Executive Officer and a Treasurer, each of whom shall be appointed by the Board of Directors and have such powers and duties as provided in the Bylaws or as the Board otherwise deems appropriate. Any two offices or more may be held by one person. Our Bylaws further provide that the Chairman of the Board shall preside at all meetings of the Board of Directors and shareholders, when present, and perform other such duties as the Board may designate. In the Chief Executive Officer’s absence or inability to act, the Chairman of the Board shall perform the duties and may exercise the powers of the Chief Executive Officer.

The Board believes the current separation of the Chairman of the Board and Chief Executive Officer roles is appropriate at this time because it enables the Chief Executive Officer to focus on strategic leadership, execution and day-to-day management of our business, while the Chairman focuses on board-level leadership and facilitating the Board’s ability to be a strategic partner with management and provide oversight and monitoring. The Board will continue to review its leadership structure.

Code of Ethics

KORU Medical maintains a Code of Ethics that is applicable to all directors, officers and employees. It sets forth our policies and expectations on several topics, including conflicts of interest, confidentiality, compliance with laws, protection of Company assets (including proprietary information), and business ethics. The Code of Ethics also sets forth procedures for addressing any potential conflict of interest (or the appearance of a conflict of interest).

The Company also maintains an Ethics Hotline, which is accessible via telephone number for all our employees as a means of raising concerns or seeking advice. Employees using the Ethics Hotline may choose to remain anonymous (unless prohibited by local law) and all inquiries are kept confidential to the extent practicable in connection with the investigation of an inquiry. All Ethics Hotline inquiries are forwarded to the Chairman of the Nominating and Governance Committee for investigation. In accordance with our complaint handling procedures, the Audit Committee is informed of any significant matters, whether reported through the Ethics Hotline or otherwise, including accounting, internal control or auditing matters, or any reported fraud involving senior management or persons who have a significant role in our internal controls. Retaliation for submissions to the Ethics Hotline is prohibited.

Any waivers from any provisions of the Code of Ethics for executive officers and directors will be promptly disclosed to shareholders. In addition, certain amendments to the Code of Ethics, as well as any waivers from certain provisions of the Code of Ethics given to the Company’s CEO, CFO or principal accounting officer, will be posted at the website address set forth below.

The Code of Ethics is available on the Company’s website at www.korumedical.com. Printed copies of the Code of Ethics may be obtained, without charge, by contacting the Corporate Secretary, KORU Medical Systems, Inc., 100 Corporate Drive, Mahwah, NJ 07430; telephone 800-624-9600.

Risk Oversight

The full Board has the ultimate responsibility for, and is actively engaged in, overseeing the Company’s risk management. The Board receives and reviews periodic reports from management, auditors, legal counsel and others, as considered appropriate regarding the Board’s assessment of risks, and ensures that risks undertaken by the Company are consistent with the Board’s tolerance for risk.

The Nominating and Governance Committee has been appointed by the Board to assist the Board with regard to the identification, evaluation and mitigation of operational, strategic and external environment risks, and has overall responsibility for monitoring the risk policies and associated practices of the Company. The other Board committees are responsible for monitoring and reporting to the full Board on risks associated with their respective areas of oversight.

The Board and its committees actively engage with management to provide guidance on and oversight of the Company’s business strategy throughout the year. The Board dedicates at least one meeting annually to focus on management’s long-term strategic plan that guides the Company’s actions to manage risk and deliver shareholder value. In addition, various elements of strategy are discussed at every Board meeting, as well as at many meetings of the Board’s Committees. In order to assess performance against our strategic plans, the Board receives regular updates on progress and execution, and provides direction to senior management throughout the year.

The Company’s senior leadership team works together to identify, assess, manage and mitigate a broad range of risks across the Company's business. These risks are shared with the full Board at its regular meetings and, when appropriate, with committees of the Board. The Company's Senior Vice President, Operations has been tasked with designing and implementing a more formal enterprise risk management (“ERM”) process and to align our risk assessment and mitigation efforts with our corporate strategy. The results of management’s ERM activities will be shared with the Nominating and Governance Committee at least annually, including the process used within the organization to identify risks (including consulting with outside advisors and experts), management’s assessment of the significant categories of risk faced by the Company (including any changes in such assessment since the last review), and management's plans to mitigate potential exposures. The significant risks identified through the Company's ERM activities and the related mitigation plans will also be reviewed with the full Board at least once a year.

Shareholder engagement and communication

We take the views of our shareholders seriously, and members of our management team and our Board have actively engaged many of our shareholders to gain a better understanding of their views. Our process for shareholder outreach and engagement occurs throughout the year. Prior to our annual meeting of shareholders, we review any report published by Institutional Shareholder Services to gain an initial understanding of areas of focus, and after the meeting, we review the voting results and reach out to shareholders to invite feedback and discussion to ensure an understanding of the areas of greatest interest to our shareholders.

Shareholders may communicate with the entire Board or individual directors by sending an email to directors@korumedical.com. Each communication should specify the applicable director or directors to be contacted, as well as the general topic of the communication. Management will initially receive and process communications before forwarding them to the director(s). Management generally will not forward to the directors a communication that they determine to be primarily commercial in nature or related to an improper topic, or that requests general information about the Company.

Diversity, equity and inclusion

The Company is committed to fostering, cultivating, and preserving a culture of diversity, equity, and inclusion. We value our employees for their unique talents and abilities. We embrace and encourage our employee’s differences in backgrounds, experiences, race, color, religious creed, sex, national origin, ancestry, citizenship status, family or marital status, physical, mental and/or intellectual abilities, age, military, or veteran status, registered domestic partner or civil union status, gender and gender identity, sexual orientation, political affiliation, and socio- economic status.

Through our diversity, equity, and inclusion policy, KORU Medical seeks to create a positive work environment where all employees can reach their full potential and maximize their contributions. We are committed to our employees’ dignity and well-being and make every effort to provide all employees with a safe and professional work environment. We continuously seek to ensure a respectful and dignified workplace, and to foster diversity, equity, and inclusion in our business. Among other things, the Company requires all of its employees to attend annual training to promote a greater understanding and enhance employee knowledge in our diversity, equity, and inclusion initiatives.

Corporate Responsibility

We remain fully dedicated to improving quality of life for patients through the development, manufacturing, and commercialization of innovative and easy-to-use subcutaneous drug delivery systems. We are passionate about serving patients and committed to our dedicated employees, our community and running our business in an ethical and compliant manner.

We recognize the importance of embedding environmental and social priorities within our business operations and are committed to developing an ESG strategy. We intend to establish an ESG working group to be responsible for leading our ESG strategy and monitoring our corporate social responsibility and sustainability initiatives.

We address environmental risks by maintaining sustainable practices throughout our business, including identifying and assessing financial risks associated with climate change, energy, waste, pollution, and natural resource conservation. We plan to engage best practices to measure and manage environmental impacts in order to conserve resources, reduce costs, and promote ethical sourcing practices.

We are passionate about the culture we have created of openness, trust and mutual respect in our work environment. We are committed to a strong ‘pay for performance’ environment where each person is accountable and rewarded for not only building the Company but developing themselves and those around them.

It is the Company’s policy to provide a healthy and safe workplace for our employees and to observe applicable federal and state laws and regulations. The health and safety of our associates is our top priority and in recognition of this, we aim to provide a robust health and wellness package. We continually evolve our benefits plans to remain competitive and to meet the needs of our workforce to include medical benefits, dependent care, survivor benefits, disability coverage, parental leave and a 401(k) program.

Non-employee director compensation

The Board believes that providing competitive compensation is necessary to attract and retain qualified non-employee directors. The key elements of KORU Medical’s non-employee director compensation are a cash retainer, stock compensation and Committee chair fees. Of the base compensation paid to non-employee directors (cash retainer and stock), slightly more than half is paid in shares of common stock. Ms. Tharby does not receive compensation for her service as a director.

The Compensation Committee reviews the annual compensation of our non-employee directors and makes recommendations to the Board. The following table summarizes the Company’s non-employee director compensation plan in effect in 2023.

Annual Compensation(1)	Amount
Cash Retainer	$50,000
Common Stock Award	$60,000(2)
Additional Common Stock Award for Chairman	$40,000(2)
Audit Committee Chair Retainer	$15,000
Compensation Committee Chair Retainer	$11,500
Nominating and Corporate Governance Committee Chair Retainer	$7,500

(1) Paid in quarterly installments.

(2) Number of shares of common stock issued determined by the average of the high and low prices of the Company’s common stock on the last day of the quarter as reported by the Nasdaq Capital Market.

The Board believes that directors should hold meaningful equity ownership positions in the Company. To that end, a significant portion of non-employee director compensation is in the form of equity awards to further align the interests of our non-employee directors with our shareholders. Under the Board’s stock ownership guidelines, each non-employee director is required to own shares of KORU Medical common stock valued at four times the annual cash retainer and must comply with the guidelines within five years of joining the Board. All of our non-employee directors have achieved the required share ownership or are on track to meet their ownership target.

The following table sets forth the compensation earned or received by our non-employee directors during fiscal year 2023.

Name	Fees earned or paid in cash ($)	Stock awards ($)	All other compensation ($)	Total ($)
R. John Fletcher Chairman of the Board Nominating and Governance Committee Chair	50,000	90,000	--	140,000
Robert A. Cascella Audit Committee Chair	65,000	60,000	--	125,000
Donna French	50,000	60,000	--	110,000
Joseph M. Manko, Jr. Compensation Committee Chair	61,500	60,000	--	121,500
Shahriar (Shar) Matin	50,000	60,000	--	110,000
Edward Wholihan(1)	12,772	15,326	--	28,098

     (1) Joined Board in Sept 2023

KORU Medical reimburses non-employee directors for travel and other business expenses incurred in the performance of their services for the Company. Our insider trading policy prohibits all of our directors from, among other things, margining or pledging any Company shares.

Proposal 2: Advisory vote to approve named executive officer compensation

✔ The Board recommends a vote “FOR” Proposal 2.

The Dodd-Frank Wall Street Reform and Consumer Protection Act added Section 14A to the Securities Exchange Act of 1934, as amended (“Exchange Act”), which requires that we provide shareholders with the opportunity to vote to approve, on an advisory basis, the compensation of our named executive officers. Commonly known as a “say-on-pay” vote, this proposal gives our shareholders the opportunity to express their views on our executive compensation policies and programs and the compensation paid to the named executive officers. At the Company’s 2020 Annual Meeting of Shareholders, 95% of the votes cast were in favor of the Board of Directors’ recommendation to hold an advisory vote on executive compensation every year. The Board of Directors and the Governance Committee (then, our compensation committee) reviewed these results and determined that the Company’s shareholders should hold an advisory vote on executive compensation every year. Accordingly, a say-on-pay vote is being taken at the 2023 Annual Meeting.

We believe that the most effective compensation program is one that is designed to reward all of our employees, including but not limited to, our named executive officers, for the achievement of our short-term and long-term strategic goals using a pay for performance system to ultimately drive toward the achievement of increased total shareholder return. Through this strategy, we seek to closely align the interests of our named executive officers with the interests of our shareholders. Our named executive officers’ total compensation is comprised of a mix of base salary, performance-based cash bonus, long-term incentive compensation, retirement and other benefits intended to fulfill these objectives.

We are asking our shareholders to indicate their support for the compensation of our named executive officers as described in this proxy statement by approving the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation paid to the named executive officers, as disclosed in the Company’s proxy statement for the 2024 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and accompanying narrative disclosure.”

We strongly encourage shareholders to read “Compensation of Named Executive Officers” in this proxy statement, including the tabular and narrative disclosure regarding executive compensation, for additional details.

The vote on this proposal is advisory and therefore not binding on the Company, the Board of Directors or the Compensation Committee. However, the Board of Directors and the Compensation Committee will review and consider the voting results in future decisions regarding executive compensation.

Executive Compensation

Our goal is to provide an executive compensation program that best serves the long-term interests of our shareholders. We believe that attracting and retaining superior talent and rewarding performance is key to delivering long-term shareholder returns, and that a competitive compensation program is critical to that end.

What We Do	What We Don’t Do

✔ Use a balanced mix of cash and equity compensation and annual and long-term incentives

✔ Tie a significant portion of executive pay to performance against targets, both short- and long-term

✔ Align performance goals with shareholder value

✔ Ensure undue weight is not given to any single performance metric

✔ Consider peer groups

✔ Engage an independent compensation consultant

✔ Solicit annual say on pay vote

✔ Stock ownership guidelines

✔ Clawback provisions for performance-based compensation

✔ “Double trigger” for accelerated equity vesting upon change in control

x Encourage excessive risk-taking by management

x Grant discounted stock options

x Reprice stock options

x Allow hedging or pledging of Company shares

x Tax gross-ups on severance or change in control

x Provide excessive executive perquisites

Setting our executive compensation

The Compensation Committee annually reviews and approves all compensation paid to our executive officers, including our named executive officers, subject to Board approval in the case of CEO compensation. The CEO evaluates and provides to the Compensation Committee performance assessments and compensation recommendations. While the CEO discusses her recommendations with the Compensation Committee, she does not participate in the deliberations concerning, or the determination of, her own compensation. From time to time, various other members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, provide financial or other background information or advice or otherwise participate in the Compensation Committee meetings.

The Compensation Committee meets periodically throughout the year to manage and evaluate executive compensation; however, decisions may be made at other times for new hires, promotions or other special circumstances as our Compensation Committee determines appropriate. The Compensation Committee will continue to monitor and evaluate our executive compensation in light of our shareholders’ views, before making any appropriate adjustments, and continue to consider the outcome of our say-on-pay votes and our shareholders’ views when making future compensation decisions for our named executive officers.

The Compensation Committee has the authority to retain compensation consultants to assist in its evaluation of executive compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. The Compensation Committee has retained The Burke Group and AON plc as its compensation consultants to, among other things, provide competitive market assessments of the compensation of our executive officers, as well as provide support on other matters as requested by the Compensation Committee from time to time. The Compensation Committee has analyzed whether the work of The Burke Group and AON plc as compensation consultants raises any conflict of interest, taking into account relevant factors in accordance with SEC guidelines. Based on its analysis, the Compensation Committee determined that the work of The Burke Group and AON plc and the individual compensation advisors employed by them do not create any conflict of interest pursuant to the SEC rules and applicable Nasdaq listing standards.

Principal elements of our executive compensation

Our 2023 executive compensation program consisted of the following principal elements:

Base Salary, which provides a baseline level of compensation set forth in an employment agreement that is reviewed and subject to adjustment annually. Base salary is fixed cash compensation based on performance, scope of responsibilities, experience and competitive pay practices.

Annual Incentive Compensation Program (“AICP”), which provides an annual variable cash payment tied to company and individual performance during the fiscal year. AICP cash bonus drives business performance towards achievement of annual goals and rewards individual contributions to the Company’s performance.

Stock Options, which reward creation of shareholder value and promote executive retention. Stock options are exercisable for shares upon payment of the exercise price fixed at fair market value at the time of the award, and generally vest ratably over four years. Stock options are generally issued at the time of hire.

Time-Based Restricted Stock, which increases executive ownership to align with shareholder interests and promotes executive retention. Time-based restricted stock generally vests ratably over four years.

Performance-Based Restricted Stock, which also increases executive ownership to align with shareholder interests and promotes executive retention. Performance-based restricted stock ties vesting to the performance of the Company and/or the individual over a period of time.

The compensation of our named executive officers includes substantial performance-based compensation, where the amount received by an executive varies based on Company and individual performance.

Annual Incentive Compensation Plan

As part of the Company’s pay-for-performance philosophy, the Company has an Annual Incentive Compensation Plan (“AICP”) applicable to all full-time employees, including the named executive officers, in the form of an annual cash bonus award potential. Target AICP awards are expressed as a percentage of base salary and, for the named executive officers, set forth in their respective employment agreements.

An employee’s bonus award is made from a pool established by the Board for all employees under the AICP, based on achievement and over-achievement of any one or more measures of the Company’s financial or other performance for the year as determined in the discretion of the Board. The Company performance targets may include any one or more of the following criteria, measured on an absolute basis or relative to a pre-established target, in each case as specified and weighted by the Board: (i) revenues, (ii) earnings before one or more of interest, taxes, depreciation, and amortization, (iii) return on equity, (iv) income or net income, (v) operating income or net operating income, (vi) gross margin, operating margin, or profit margin, (vii) strategic plan progress; (viii) market segment share, (ix) new product innovation, (x) minimum cash balance, or (xi) such other criteria as the Board may determine are appropriate to measure the Company’s performance.

An employee’s individual bonus award is calculated based the Company performance as described above, and in part, on the extent to which they meet expectations in their individual annual performance review, as determined by the Board for the CEO and the Compensation Committee for her direct reports, and as determined by the CEO for other employees. Such expectations are based on individual annual performance goals and objectives established by the Compensation Committee for the CEO and by the CEO in her sole discretion for her direct reports and all other employees. Different employees may have different individual performance goals and objectives. In no event does an employee’s individual bonus award exceed the total of the funded performance target pool, which may include over-achievement for Company over-performance.

The Board (and the independent directors in the case of our CEO), upon recommendation of the Compensation Committee, has the discretion to determine what it believes is an appropriate AICP award to recognize the Company’s performance and a particular executive’s contribution to that performance. Actual awards are in the discretion of the Board and awards may be more or less than the target. The Board may also amend any financial or other targets or goals based on the Company’s market performance or any other criteria it deems appropriate.

The Compensation Committee seeks to reward what it deems to be superior performance by management in light of current industry conditions and growth trends. The Compensation Committee sets what it believes are challenging performance targets in light of the Company operating plans reviewed by the Board, and structures payouts so that they are aligned with the Company’s performance against those targets.

Change in control

Certain of our unvested equity grants provide for double-trigger vesting upon a change in control. Under this provision, the awards will automatically vest upon a change in control only if the executive is terminated without “cause” or terminates employment for “good reason” (as such terms are defined in the executive’s employment agreement) within the specified period of the change in control.

Clawback

We have adopted a Clawback Policy in compliance with Nasdaq listing standards that applies to all of the Company’s current and former executive officers. In the event of an accounting restatement, the Company shall recoup of all incentive-based compensation received by such executive officers that exceeds the amount of incentive-based compensation that would have been received by the executive officer had it been determined based on the restated amounts.

In addition, our Annual Incentive Compensation Plan (“AICP”) provides that if the Company’s financial statements are the subject of a restatement (i) due to material non-compliance with any financing reporting requirement under the federal securities laws, even if such restatement was not the result of any misconduct or error of the participant, (ii) in order to correct errors that were immaterial to previously issued financial statements but would result in a material misstatement if the errors were left uncorrected in future filings under the federal securities laws; or (iii) to correct errors that are recognized in the current period covered by the financial statements, then the Company will seek reimbursement of excess incentive cash compensation paid under the AICP for the relevant year(s). In addition, if the Company’s financial statements are the subject of a restatement or correction of error due, in whole or in part, to a participant’s misconduct, to the extent permitted by governing law, the Company may seek reimbursement of all incentive cash compensation paid under the AICP to such participant for the relevant year(s). Finally, the Company may seek reimbursement of any or all incentive cash compensation paid under the AICP to a participant in the event the Board or Compensation Committee determines, in its reasonable judgment, that the participant has, or has been negligent in connection with the supervision of someone who has, engaged in fraud, misrepresentation, theft or embezzlement, engaged in other misconduct (including harassment), or been grossly negligent in connection with the performance of their duties, in each case resulting in Company reputational or financial harm.

In addition, the Company’s employment agreement with our Chief Executive Officer provides that if the Company’s financial results are subsequently restated and such restatement shows any bonus, option or restricted stock award was incorrectly paid or vested, she will be required to forfeit the portion of such compensation that was incorrectly paid and, to the extent her fraud or other misconduct resulted in the receipt or vesting of such compensation, she shall will be required to forfeit such improperly paid or vested compensation. The Company may also recover any bonus paid and cancel outstanding equity awards and recover any shares received upon the exercise or vesting of such awards (or any gain realized on the sale of such shares) to the extent she breaches certain restrictive covenants in her employment agreement.

Stock ownership guidelines

To increase executive share ownership and promote a long-term perspective when managing our business, our Chief Executive Officer and certain other executives identified by the Board are required to achieve the required ownership level set forth below within 5 years of becoming subject to the guidelines and to maintain such ownership while they are employed by the Company. Shares subject to unvested stock options or otherwise subject to a right to acquire are not included in the ownership level for this purpose.

Position	Multiple
CEO	5x base salary
Certain Other Executives	3x base salary
Nonemployee Directors	4x annual cash fees

Pledging and hedging

Our insider trading policy prohibits all of our directors, officers and employees (including the named executive officers) from margining or pledging any Company shares or other Company securities, entering into hedging or monetization transactions or similar arrangements with respect to Company securities, selling the Company’s securities short, or buying or selling puts or calls or other derivative securities on the Company's securities.

Equity award timing

The Compensation Committee has adopted a policy that prohibits the backdating of any equity compensation award and requires our annual equity compensation awards and any “off-cycle” awards to be made on certain fixed dates.

Compensation of named executive officers

Summary Compensation Table

The following table shows the compensation provided by the Company to each of the named executive officers in fiscal years 2023 and 2022:

Name and Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Nonequity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Linda Tharby President & CEO	2023	563,063	—	—	—	137,106	13,200	713,369
	2022	550,000	—	—	—	440,400	12,200	962,600
Brian Case Chief Technology Officer	2023	350,000	—	—	—	12,994	8,163	371,157
	2022	247,917	—	—	945,215	101,981	6,417	1,301,529
Thomas Adams Chief Financial Officer	2023	302,917	—	—	174,937	64,350	13,200	555,404
	2022	240,000	50,000	—	—	81,900	10,000	381,900
Kenneth Miller Chief Commercial Officer	2023	45,000	—	—	590,686	19,800	61,737	717,224
	2022	—	—	—	—	—	—	—

Narrative disclosure to Summary Compensation Table

Employment Agreements. Each of our named executive officers had a written employment with the Company during 2023. Under each of the employment agreements, the employment of the named executive officer may be terminated by either party upon written notice to the other party.

Salary. As of December 31, 2023, the base salaries for our named executive officers then employed by the Company were as follows: Ms. Tharby, $566,500; Mr. Case, $350,000; Mr. Adams, $325,000; and Mr. Miller, $360,000.

Bonus. In 2022, Mr. Adams received a discretionary bonus of $50,000 in recognition of his additional contributions in the role of Interim Chief Financial Officer.

Non-Equity Incentive Plan Compensation. Pursuant to her employment agreement, Ms. Tharby is eligible to receive an annual bonus of up to 80% of her base salary in accordance with the AICP. Any annual bonus paid to Ms. Tharby under her employment agreement has been and will be paid 70% in cash and 30% in shares of common stock. Pursuant to their employment agreements, Mr. Adams, Mr. Case and Mr. Miller were eligible to receive an annual bonus of up to 30%, 45% and 50%, respectively, of their annual base salaries in accordance with the AICP.

Option Awards

Mr. Adams received an option to purchase 100,000 shares of our common stock at $2.54 per share upon his appointment as our Chief Executive Officer. Each of Mr. Case and Mr. Miller received on the respective start dates of their employments an option to purchase 475,000 shares of our common stock at $2.67 per share, and 400,000 shares of our common stock at $2.18 per share, respectively. Each of these options are subject to vesting on each of the four anniversary dates of their award, subject to continued employment.

All Other Compensation. Each named executive officer was entitled to participate in any benefit plan from time to time in effect for our executives and/or employees generally, subject to the eligibility provisions of that plan. Each named executive officer received matching contributions under our 401(k) savings plan for all executives.

Outstanding equity awards at 2023 fiscal year end

The following table sets forth the outstanding equity awards held by our named executive officers at the end of fiscal year 2023.

	Option Awards(1)				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)

Linda Tharby	500,000	500,000	3.875	3/15/31	850,000	2,091,000	—	—
Thomas Adams	100,000	100,000	3.34	11/29/31	—	—	—	—
Thomas Adams	—	100,000	2.54	7/30/33	—	—	—	—
Brian Case	118,750	356,250	2.67	4/30/32	—	—	—	—
Kenneth Miller	—	400,000	2.18	11/13/33	—	—	—	—

__________

(1)	Non-qualified stock options that vest 25% annually commencing on the first anniversary following the date of award.

(2)	Based on a closing price of our common stock on December 30, 2023 of $2.46.

Pay versus performance

The following tables and related disclosures provide information about (i) the “total compensation” of our CEO, and our other named executive officers (the “Other NEOs” or the “Non-CEO NEOs”) as presented in the Summary Compensation Table above, (ii) the “compensation actually paid” to our CEO and our Other NEOs, as calculated pursuant to the SEC’s pay-versus-performance rules, (iii) certain financial performance measures, and (iv) the relationship of the “compensation actually paid” to those financial performance measures.

This disclosure has been prepared in accordance with Item 402(v) of Regulation S-K under the Exchange Act, and does not necessarily reflect value actually realized by the executives or how our Compensation Committee evaluates compensation decisions in light of Company or individual performance.

Year	Summary Compensation Table Total for CEO(1)	Compensation Actually Paid to CEO(1)(2)(3)	Average Summary Compensation Table Total for Non-CEO NEOs(1)	Average Compensation Actually Paid to Non-CEO NEOs(1)(2)(3)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return(4)	Net Income/ (Loss) (in thousands)
2023	$713,369	$(1,193,861)	$547,298	$359,612	$53.25	$(13,741,062)
2022	$962,600	$1,446,209	$841,715	$1,019,809	$118.55	$(8,661,142)
2021	$7,052,291	$5,179,379	$602,560	$535,540	$49.83	$(4,562,823)

__________

(1)	The CEO for 2023 and 2022 is Linda Tharby. The Non-CEO NEOs for whom the average compensation is presented in this table are for 2023, Thomas Adams, Brian Case and Kenneth Miller, and for 2022, Thomas Adams and Brian Case. Brian Case joined the Company in April 2022.

(2)	The amounts shown as Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually realized or received by the Company’s CEO and Non-CEO NEOs. These amounts reflect total compensation as set forth in the Summary Compensation Table for each year, adjusted as described in footnote 3 below.

(3)	Compensation Actually Paid reflects the exclusions and inclusions for the CEO and the Non-CEO NEOs set forth below. Amounts excluded, which are set forth in the “Minus Stock and Option Awards from Summary Compensation Table” columns below, represent the stock awards and option awards reported in the Stock Awards and Option Awards columns of the Summary Compensation Table for each applicable year. See - Narrative Disclosure to Summary Compensation Table – Options and Restricted Stock Awards on page 21. Amounts added back to determine Compensation Actually Paid are made up of the following components which are set forth in the table below, as applicable: (i) the fair value as of the end of the fiscal year of outstanding and unvested equity awards granted in that year; (ii) the change in fair value during the year of equity awards granted in prior years that remained outstanding and unvested at the end of the year; (iii) the fair value as of the vesting date of equity awards that were granted and vested in that year; and (iv) the change in fair value during the year through the vesting date of equity awards granted in prior years that vested during that year. The fair value at the end of the prior year of awards granted in any prior year that failed to meet applicable vesting conditions during the covered year are subtracted, although there were no such awards for the CEO or the Non-CEO NEOs in 2022 or 2023. Equity values are calculated in accordance with ASC Topic 718.

Year	Summary Comp. Table Total for CEO	Minus Stock and Option Awards from Summ. Comp. Table	Plus Year- End Equity Value of Unvested Awards Granted During Year	Plus Change in Value of Unvested Awards Granted in Prior Years	Plus Value of Awards Granted and Vested During Year	Plus Change in Value of Prior Years’ Awards Vested During Year	Comp. Actually Paid to CEO
2023	$713,369	—	—	$(1,810,232)	—	$(96,998)	$(1,193,861)
2022	$962,600	—	—	$554,102	—	$(70,493)	$1,446,209
2021	$7,052,291	$6,327,122	$4,454,210	—	—	—	$5,179,379

Year	Avg. Summary Comp. Table Total for Other NEOs	Minus Avg. Stock and Option Awards from Summ. Comp. Table	Plus Avg. Year-End Equity Value of Unvested Awards Granted During Year	Plus Avg. Change in Value of Unvested Awards Granted in Prior Years	Plus Avg. Value of Awards Granted and Vested During Year	Plus Avg. Change in Value of Prior Years’ Awards Vested During Year	Average Comp. Actually Paid to Other NEOs
2023	$547,928	$255,208	$270,931	$(192,609)	—	$(11,430)	$359,612
2022	$841,715	$472,607	$640,287	$15,607	—	$(5,193)	$1,019,809
2021	$602,560	$532,560	$465,540	—	—	—	$535,540

__________

(4) Total Shareholder Return illustrates the value, as of the last day of the indicated fiscal year, of an investment of $100 in KORU Medical common stock on December 31, 2020.

Description of Relationship Between NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)

The following chart sets forth the relationship between Compensation Actually Paid to our CEO, the average of Compensation Actually Paid to our Non-CEO NEOs, and the Company’s TSR over the fiscal three year period from 2021 through 2023.

Description of Relationship Between NEO Compensation Actually Paid and Net Loss

The following chart sets forth the relationship between Compensation Actually Paid to our CEO, the average of Compensation Actually Paid to our Non-CEO NEOs, and the Company’s Net Loss over the fiscal three year period from 2021 through 2023.

Proposal 3: Ratification of selection of independent registered public accounting firm

✔ The Board recommends a vote “FOR” Proposal 3.

McGrail Merkel Quinn & Associates, P.C. has been selected by the Audit Committee as the Company’s independent auditors for fiscal year 2024. The Audit Committee is solely responsible for the appointment, compensation, retention and oversight of its independent auditors. Shareholders are being asked to ratify the Audit Committee’s selection of McGrail Merkel Quinn & Associates, P.C. If ratification is withheld, the Audit Committee will reconsider its selection.

A representative of McGrail Merkel Quinn & Associates, P.C. is expected to attend the 2024 Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement.

Listed below are the fees billed to the Company by McGrail Merkel Quinn & Associates, P.C. for services rendered during fiscal years 2023 and 2022.

	2023	2022
Audit Fees	$50,000	$45,250	“Audit Fees” consist of aggregate fees billed for professional services rendered for the audit of our annual financial statements and review of the interim financial statements included in quarterly reports or services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2023 and December 31, 2022, respectively.
Audit Related Fees	$—	$—
Tax Fees	$—	$—
All Other Fees	$—	$—
Total	$50,000	$45,250

The Audit Committee of the Board of Directors is responsible for the appointment, compensation, and oversight of the work of the independent auditors and has approved in advance any services to be performed by the independent auditors, whether audit-related or not. The Audit Committee has reviewed each proposed engagement to determine whether the provision of services is compatible with maintaining the independence of the independent auditors. All of the Audit Fees shown above were pre-approved by the Audit Committee.

Proposal 4: Approval of 2024 Omnibus Equity Incentive Plan

✔ The Board recommends a vote “FOR” Proposal 4.

Our Board of Directors has adopted, and is seeking shareholder approval, for a new equity incentive plan, the 2024 Omnibus Equity Incentive Plan (the “2024 Equity Plan”), which, if approved by our shareholders, will replace the 2021 Omnibus Equity Incentive Plan (the “2021 Equity Plan”), the 2015 Stock Option Plan (the “2015 Plan”), and the Nonemployee Director Compensation Plan (the “Nonemployee Director Plan”) for future grants.  The terms and conditions of outstanding awards previously granted under the 2021 Equity Plan, the 2015 Plan and the Nonemployee Director Plan will not be affected by the adoption or approval of the 2024 Equity Plan.  If the 2024 Equity Plan is approved by our shareholders, no new awards will be granted under the terms of the 2021 Equity Plan, the 2015 Plan and the Nonemployee Director Plan.  If the 2024 Equity Plan is not approved by our shareholders, no awards will be granted pursuant to the 2024 Equity Plan, and the Company will continue to grant awards to employees, officers, directors, consultants and advisors under the 2021 Equity Plan or the 2015 Plan and to non-employee directors under the Nonemployee Director Plan.

The material features of the 2024 Equity Plan are summarized below. This summary is qualified in its entirety by reference to the full text of the 2024 Equity Plan, which is set forth in Appendix A to this proxy statement.

General

The 2024 Equity Plan covers the grant of awards to our employees (including officers), non-employee consultants and non-employee directors and those of our affiliates. For purposes of the 2024 Equity Plan, our affiliates include any corporation, partnership, limited liability company, joint venture or other entity, with respect to which we, directly or indirectly, own either (i) stock of a corporation possessing at least fifty percent (50%) of the total combined voting power of all classes of stock entitled to vote, or at least fifty percent (50%) of the total value of all shares of all classes of stock of such corporation, or (ii) an aggregate of at least fifty percent (50%) of the profits interest or capital interest of any non-corporate entity.

We expect that the Compensation Committee of our Board (the “Plan Committee”) will administer the 2024 Equity Plan. The Board or the Plan Committee may delegate certain of its administrative authority to our Chief Executive Officer or to a management committee except with respect to awards to executive officers, non-employee directors and others who are subject to Section 16 of the Exchange Act. In addition, the full Board must serve as the Plan Committee with respect to any awards to our non-employee directors.

Upon approval by the shareholders, the 2024 Equity Plan will provide for the issuance of up to 2,300,000 shares of our common stock, plus any unissued shares reserved and available for issuance under the 2021 Equity Plan, 2015 Equity Plan and Non-Employee Director Compensation Plan (an aggregate 844,687 shares as of March 25, 2024).  In the event that any outstanding option previously granted under the 2021 Equity Plan, the 2015 Plan, or the Nonemployee Director Plan or the 2024 Equity Plan for any reason expires or is terminated prior to the exercise thereof, the shares reserved for the unexercised portion of such option shall also be available for future option awards under the 2024 Equity Plan.  If the 2024 Equity Plan is approved by our shareholders, no new awards will be granted under the terms of the 2021 Equity Plan, the 2015 Plan and the Nonemployee Director Plan. The total number of shares available for issuance under the 2024 Equity Plan (including for this purpose those from the 2021 Equity Plan, the 2015 Plan and the Nonemployee Director Plan) are subject to adjustment of such number in the event of future increases or decreases in the number of outstanding shares of our common stock effected as a result of stock splits, stock dividends, combinations of shares or similar transactions in which the Company receives no consideration. Up to all shares of our common stock reserved under the 2024 Equity Plan may be issued under the 2024 Equity Plan pursuant to the exercise of incentive stock options (“ISOs”).

The stock delivered to settle awards made under the 2024 Equity Plan may be authorized and unissued shares or treasury shares, including shares repurchased by us for purposes of the 2024 Equity Plan. Shares subject to any award granted under the 2024 Equity Plan (other than a substitute award as described below) that is forfeited or otherwise terminated without delivery of such shares (or if such shares are returned to us due to a forfeiture restriction under such award), the shares subject to such award will again be available for issuance under the 2024 Equity Plan. However, any shares that are withheld or applied as payment for shares issued upon exercise of an award or for the withholding or payment of taxes due upon exercise of the award will continue to be treated as having been delivered under the 2024 Equity Plan and will not again be available for grant under the 2024 Equity Plan. Upon settlement of any stock appreciation rights (“SARs”), the number of shares underlying the portion of the SARs that is exercised will be treated as having been delivered for purposes of determining the maximum number of shares available for grant under the 2024 Equity Plan and shall not again be treated as available for issuance under the 2024 Equity Plan.

If a dividend or other distribution (whether in cash, shares of common stock or other property), recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination involving us or repurchase or exchange of our shares or other securities, or other rights to purchase shares of our securities or other similar transaction or event affects our common stock such that the Plan Committee determines that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits (or potential benefits) provided to grantees under the 2024 Equity Plan, the Plan Committee will make an equitable change or adjustment as it deems appropriate in the number and kind of securities subject to awards (whether or not then outstanding) and the related exercise price relating to an award in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 2024 Equity Plan.

Types of Awards

The 2024 Equity Plan permits the granting of any or all of the following types of awards:

•	stock options, including non-qualified options and incentive stock options, or ISOs;
•	stock appreciation rights, or SARs;
•	restricted shares;
•	deferred stock and restricted stock units;
•	performance units and performance shares;
•	dividend equivalents;
•	bonus shares; and
•	other stock-based awards.

Generally, awards under the 2024 Equity Plan are granted for no consideration other than prior and future services. Awards granted under the 2024 Equity Plan may, in the discretion of the Plan Committee, be granted alone or in addition to, in tandem with or in substitution for, any other award under the 2024 Equity Plan or other plan of ours; provided, however, that if a SAR is granted in tandem with an ISO, the SAR and ISO must have the same grant date and term and the exercise price of the SAR may not be less than the exercise price of the ISO. The material terms of each award will be set forth in a written award agreement between the grantee and us.

Stock Options and SARs

The Plan Committee is authorized to grant stock options (including ISOs except that an ISO may only be granted to an employee of ours) and SARs. A stock option allows a grantee to purchase a specified number of shares of our common stock at a predetermined price per share (the “exercise price”) during a fixed period measured from the date of grant. A SAR entitles the grantee to receive the excess of the fair market value of a specified number of shares on the date of exercise over a predetermined exercise price per share. The exercise price of an option or a SAR will be determined by the Plan Committee and set forth in the award agreement but the exercise price may not be less than the fair market value of a share of common stock on the grant date. The term of each option or SAR is determined by the Plan Committee and set forth in the award agreement, except that the term may not exceed ten (10) years. Options may be exercised by payment of the purchase price through one or more of the following means: payment in cash (including personal check or wire transfer), or with the approval of the Plan Committee, by delivering shares of our common stock previously owned by the grantee, or by delivery of shares of our common stock acquired upon the exercise of such option. The Plan Committee may also permit a grantee to pay the exercise price of an option through the sale of shares acquired upon exercise of the option through a broker-dealer to whom the grantee has delivered irrevocable instructions to deliver sales proceeds sufficient to pay the purchase price and any applicable withholding taxes to us. The grant of ISOs is contingent upon shareholder approval of the 2024 Plan within twelve (12) months of its adoption by our Board.

Restricted Shares

The Plan Committee may award restricted shares consisting of shares of our common stock which remain subject to a risk of forfeiture and may not be disposed of by grantees until certain restrictions established by the Plan Committee lapse. The vesting conditions may be service-based (i.e., requiring continuous service for a specified period) or performance-based (i.e., requiring achievement of certain specified performance objectives) or both. A grantee receiving restricted shares will have all of the rights of a stockholder, including the right to vote the shares and the right to receive any dividends, except as otherwise provided in the award agreement. Upon termination of the grantee’s affiliation with us during the restriction period (or, if applicable, upon the failure to satisfy the specified performance objectives during the restriction period), the restricted shares will be forfeited as provided in the award agreement.

Restricted Stock Units and Deferred Stock

The Plan Committee may also grant restricted stock unit awards and/or deferred stock awards. A deferred stock award is the grant of a right to receive a specified number of shares of our common stock at the end of specified deferral periods or upon the occurrence of a specified event, which satisfies the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”). A restricted stock unit award is the grant of a right to receive a specified number of shares of our common stock upon lapse of a specified forfeiture condition (such as completion of a specified period of service or achievement of certain specified performance objectives). If the service condition and/or specified performance objectives are not satisfied during the restriction period, the award will lapse without the issuance of the shares underlying such award.

Restricted stock units and deferred stock awards carry no voting or other rights associated with stock ownership until the shares underlying the award are delivered in settlement of the award. The award agreement will provide whether grantees may receive dividend equivalents with respect to restricted stock units or deferred stock, and if so, whether such dividend equivalents are distributed when credited or deemed to be reinvested in additional shares of restricted stock units or deferred stock.

Performance Units

The Plan Committee may grant performance units, which entitle a grantee to cash and/or shares conditioned upon the fulfillment of certain performance conditions and other restrictions as specified by the Plan Committee and reflected in the award agreement. The initial value of a performance unit will be determined by the Plan Committee at the time of grant. The Plan Committee will determine the terms and conditions of such awards, including performance and other restrictions placed on these awards, which will be reflected in the award agreement.

Performance Shares

The Plan Committee may grant performance shares, which entitle a grantee to a certain number of shares of common stock, conditioned upon the fulfillment of certain performance conditions and other restrictions as specified by the Plan Committee and reflected in the award agreement. The Plan Committee will determine the terms and conditions of such awards, including performance and other restrictions placed on these awards, which will be reflected in the award agreement.

Bonus Shares

The Plan Committee may grant shares of our common stock as bonus shares on such terms and conditions as specified in the award agreement.

Dividend Equivalents

The Plan Committee is authorized to grant dividend equivalents which provide a grantee the right to receive payment equal to the dividends paid on a specified number of shares of our common stock. Dividend equivalents may be paid directly to grantees or may be deferred for later delivery under the 2024 Equity Plan.

Other Stock-Based Awards

In order to enable us to respond to material developments in the area of taxes and other legislation and regulations and interpretations thereof, and to trends in executive compensation practices, the 2024 Equity Plan authorizes the Plan Committee to grant awards that are valued in whole or in part by reference to or otherwise based on our securities. The Plan Committee determines the terms and conditions of such awards, including consideration paid for awards granted as share purchase rights and whether awards are paid in shares or cash.

Nonemployee Director Awards

The Board may grant awards under the 2024 Equity Plan to any non-employee director, provided that (except in the context of a merger of the Company) non-employee directors may not be granted any award to the extent the fair market value (determined as of the date of grant) of the applicable shares, when combined with all other compensation payable to such non-employee directors in the calendar year the sward is made, exceeds $750,000 (or $1,000,000 in the case of a newly appointed non-employee director).

Merger, Consolidation or Similar Corporate Transaction

If there is a merger or consolidation of us with or into another corporation or a sale of substantially all of our stock (any of which is considered a “Corporate Transaction”), and the outstanding awards are not assumed by surviving company (or its parent company) or replaced with economically equivalent awards granted by the surviving company (or its parent company), the Plan Committee will cancel any outstanding awards that are not vested and nonforfeitable as of the consummation of such Corporate Transaction (unless the Plan Committee accelerates the vesting of any such awards) and with respect to any vested and nonforfeitable awards, the Plan Committee may either (i) allow all grantees to exercise options and SARs within a reasonable period prior to the consummation of the Corporate Transaction and cancel any outstanding options or SARs that remain unexercised upon consummation of the Corporate Transaction, or (ii) cancel any or all of such outstanding awards (including options and SARs) in exchange for a payment (in cash, or in securities or other property) in an amount equal to the amount that the grantee would have received (net of the exercise price with respect to any options or SARs) if the vested awards were settled or distributed or such vested options and SARs were exercised immediately prior to the consummation of the Corporate Transaction. If an exercise price of the option or SAR exceeds the fair market value of our common stock and the option or SAR is not assumed or replaced by the surviving company (or its parent company), such options and SARs will be cancelled without any payment to the grantee.

Amendment to and Termination of the 2024 Equity Plan

The 2024 Equity Plan may be amended, altered, suspended, discontinued or terminated by our Board without further stockholder approval, unless such approval of an amendment or alteration is required by law or regulation or under the rules of any stock exchange or automated quotation system on which the common stock is then listed or quoted. Thus, stockholder approval will not necessarily be required for amendments which might increase the cost of the 2024 Equity Plan or broaden eligibility. Stockholder approval will not be deemed to be required under laws or regulations that condition favorable treatment of grantees on such approval, although our Board may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable. No ISOs may be awarded after any amendment to the 2024 Equity Plan that either broadens eligibility or increase the number of shares available for delivery in the form of ISOs unless such amendment is approved by our stockholders within 12 months of the date the Board approves the adoption of such amendment.

In addition, subject to the terms of the 2024 Equity Plan, no amendment or termination of the 2024 Equity Plan may materially and adversely affect the right of a grantee under any award granted under the 2024 Equity Plan.

Unless earlier terminated by our Board, the 2024 Equity Plan will terminate when no shares remain reserved and available for issuance or, if earlier, on the tenth anniversary of the effective date of the 2024 Equity Plan.

Federal Tax Information

The following is a general summary of the U.S. federal income tax consequences to the Company and to recipients of awards granted under the 2024 Equity Plan. The U.S. federal tax laws may change and the federal, state and local tax consequences for any participant will depend upon his or her individual circumstances. Tax consequences for any particular individual may be different. This summary is not intended to be exhaustive and does not discuss the tax consequences of a participant’s death or provisions of income tax laws of any municipality, state or other country. We advise participants to consult with a tax advisor regarding the tax implications of their awards under the 2024 Equity Plan.

Incentive Stock Options

A grantee who receives an incentive stock option grant will not recognize any taxable income either at the time of grant or exercise of the option, although the exercise may subject the grantee to the alternative minimum tax. Upon the sale or other disposition of the shares more than two years after the grant of the option and one year after the exercise of the option, any gain or loss will be treated as a long-term capital gain or loss. If these holding periods are not satisfied, the grantee will recognize ordinary income at the time of sale or disposition equal to the lesser of (a) the fair market of the shares at the date of the option exercise minus the exercise price or (b) the sale price of the shares minus the exercise price. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the grantee.

Nonstatutory Stock Options

All options that do not qualify as incentive stock options are referred to as nonstatutory options. A grantee will not recognize any taxable income at the time he or she receives a nonstatutory option grant. However, upon exercise of the nonstatutory option, the grantee will recognize ordinary taxable income generally measured as the excess of the fair market value of the shares purchased on the date of exercise over the purchase price. Any taxable income recognized in connection with an option exercise by a grantee who is also an employee of the Company will be subject to tax withholding by the Company. Upon the sale of such shares by the grantee, any difference between the sale price and the fair market value of the shares on the date of exercise of the option will be treated as long-term or short-term capital gain or loss, depending on the holding period. The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the grantee with respect to shares acquired upon exercise of a nonstatutory option, except to the extent the deduction limits of Section 162(m) of the Code apply.

Stock Appreciation Rights, Restricted Stock, Performance Shares, Stock Units, and Other Stock-Based Awards

A grantee will not recognize taxable income at the time SARs are granted and the Company will not be entitled to a tax deduction at that time. Upon exercise, the grantee will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of cash paid by the Company, and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Code apply.

A grantee will not recognize taxable income at the time restricted stock is granted and the Company will not be entitled to a tax deduction at that time, unless the grantee makes an election to be taxed at that time. If such election is made, the grantee will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of the grant in an amount equal to the excess of the fair market value for the shares at such time over the amount, if any, paid for those shares. If such election is not made, the grantee will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions constituting a substantial risk of forfeiture lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for those shares. The amount of ordinary income recognized by making the above-described election or upon the lapse of restrictions constituting a substantial risk of forfeiture is deductible by the Company as compensation expense, except to the extent the deduction limits of Section 162(m) of the Code apply. In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions constituting a substantial risk of forfeiture lapse will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee), rather than dividend income, in an amount equal to the dividends paid and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Code apply.

A grantee will not recognize taxable income at the time a stock unit is granted and the Company will not be entitled to a tax deduction at that time. Upon settlement of stock units, the grantee will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) in an amount equal to the fair market value of any shares delivered and the amount of any cash paid by the Company, and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) of the Code apply. The tax treatment with respect to other stock-based awards will depend on the structure of such awards.

Income Tax Effects for the Company

As a general rule, the Company will be entitled to a deduction in the same amount and at the same time as the compensation income is received by the participant, except to the extent the deduction limits of Section 162(m) of the Code apply. Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to any “covered employee” in a taxable year to the extent that compensation to such covered employee exceeds $1,000,000. It is possible that compensation attributable to awards under the 2021 Plan may cause this limitation to be exceeded in any particular year.

Internal Revenue Code Section 409A

Any award that is deemed to be a deferral arrangement (that is, not excluded or exempted under the tax regulations) will be subject to Section 409A of the Code. Elections by the grantee to defer compensation under such awards and the timing of distributions relating to such awards must meet the applicable requirements under Section 409A of the Code in order for income taxation to be deferred upon vesting of the award and tax penalties avoided by the grantee.

Equity Compensation Plan Information

as of December 31, 2023

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	3,056,250	$3.75	857,274
Equity compensation plans not approved by security holders (1)	1,400,000	$2.99	—
Total	4,456,250	$3.51	857,274

__________

(1) Represents unvested shares of restricted stock and options issued as inducement to employment.

Report of the Audit Committee

The Audit Committee of the Board has been responsible for the oversight of the integrity of the Company’s consolidated financial statements, our internal accounting and financial controls, our compliance with legal and regulatory requirements, the organization and performance of our internal audit function and the qualifications, independence and performance of our independent registered public accounting firm.

Management of the Company is responsible for establishing and maintaining internal controls and for preparing the Company’s consolidated financial statements. The independent registered public accounting firm is responsible for auditing the financial statements. It is the responsibility of the Audit Committee to oversee these activities.

The Audit Committee reviewed and discussed the Company’s audited financial statements with management.

The Audit Committee discussed with McGrail Merkel Quinn & Associates, P.C. the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board.

The Audit Committee also received written disclosures and the letter from McGrail Merkel Quinn & Associates, P.C. required by applicable requirements of the Public Company Accounting Oversight Board regarding McGrail Merkel Quinn & Associates, P.C. communications with the Audit Committee concerning independence and has discussed with McGrail Merkel Quinn & Associates, P.C. their independence from the Company. The Audit Committee also reviewed and discussed the selection, application and disclosure of the critical accounting policies of the Company with McGrail Merkel Quinn & Associates, P.C.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023.

Audit Committee

Robert A. Cascella

R. John Fletcher

Joseph M. Manko, Jr.

Securities owned by certain beneficial owners and management

The table below sets forth, as of March 24, 2024, the number of shares of common stock beneficially owned by each person owning more than 5% of the outstanding shares, by each named executive officer, director and director nominee, and by all executive officers and directors as a group. Except as otherwise noted, the address of each person is c/o KORU Medical Systems, Inc., 100 Corporate Drive, Mahwah, NJ, 07430.

We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission (the “SEC”). Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws. We are not aware of any arrangements, including any pledge by any person of the Company’s securities, which may result in a change in control of the Company.

Percentage ownership is based on 46,573,087 shares of common stock outstanding (including 850,000 shares of unvested restricted common stock entitled to vote) at March 24, 2024. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, except as indicated by the footnotes below, we deemed outstanding shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of March 24, 2024, to be outstanding ignoring the withholding of shares of common stock to cover applicable taxes. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. We did not deem outstanding shares of common stock issuable as directors’ fees within 60 days after March 24, 2024, as the number of shares is not able to be calculated at this time. Beneficial ownership representing less than 1% is denoted with an asterisk (*).

The information provided in the table is based on our records, information filed with the SEC, and information provided to us, except where otherwise noted.

Name of Principal Shareholders and Identity of Group	Shares Beneficially Owned		Percent of Class

Joseph M. Manko, Jr.	7,753,632	(1)	16.7%
Linda Tharby	1,819,263	(4)	3.9%
R. John Fletcher	164,860		*
Tom Adams	100,000		*
Brian Case	118,750		*
Shahriar (Shar) Matin	56,280		*
Donna French	53,650		*
Robert Cascella	53,291		*
Edward Wholihan	6,448		*
Kenneth Miller	—		*
All Directors and Executive Officers as a Group	10,126,174		21.7%

Horton Capital Management, LLC	7,753,632	(1)	16.7%
First Light Asset Management, LLC	5,158,444	(2)	11.1%
Archon Capital Management, LLC	3,720,876	(3)	8.0%

__________

(1)        Based solely upon a Form 4 filed with the SEC on February 16, 2024 and other information provided to us by Horton Capital Management, LLC, a Delaware limited liability company (“HCM”), each of Mr. Manko and HCM may be deemed to beneficially own 7,753,632 shares of common stock, including 7,588,380 shares of common stock held directly by Horton Capital Partners Fund, LP, a Delaware limited partnership (“HCPF”) and 165,252 shares held directly by Mr. Manko. HCM maintains discretionary investment and voting authority with respect to all of such shares and may be deemed to be the beneficial owner of such shares because, in the event HCM’s investment advisory agreements with respect to such shares are terminated, Horton Capital Partners LLC (“HCP”), a Delaware limited liability company, has the right to assume HCM’s discretionary investment and voting authority with respect to such shares. HCP is the general partner of HCPF. Mr. Manko is the managing member of HCM and may be deemed to be the beneficial owner of the shares of common stock held by HCPF. The address of Mr. Manko, HCM, HCP, HCPF and HFF is 1717 Arch Street, 39th Floor, Philadelphia, PA 19103.

(2)        Based solely upon an Amendment to Schedule 13G filed with the SEC on February 14, 2024, First Light Asset Management, LLC (“First Light”), each of First Light and Mathew P. Arens may be deemed to be the beneficial owner of 5,158,444 of shares of common stock. First Light acts as an investment adviser to certain persons holding separately managed accounts with First Light, each of whom has the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, those shares. First Light may also be deemed to be the beneficial owner of these shares because it acts as an investment adviser to certain private funds. Mr. Arens may also be deemed to be the beneficial owner of these shares because he controls First Light in his position as managing member and majority owner of First Light. Mr. Arens also directly holds 10,000 shares in an individual capacity with sole control and 99,967 shares in a joint account over which he shares control. The address of First Light and Mr. Arens is 3300 Edinborough Way #201, Edina, MN 55435.

(3)        Based solely upon an Amendment No. 2 to Schedule 13G filed with the SEC on February 13, 2024 by Archon Capital Management, LLC, a Washington limited liability company (“Archon”), and Constantinos Christofilis, Mr. Christofilis may be considered a control person with respect to Archon.

 (4)        Includes 850,000 unvested shares of restricted stock that are deemed beneficially owned because the holder has sole voting power with respect to such shares.

Delinquent Section 16(a) reports

Section 16(a) of the Exchange Act requires that our directors and executive officers, and persons who own more than ten percent (10%) of our common stock, file with the SEC reports of initial ownership of our common stock and subsequent changes in that ownership and furnish to us copies of all forms they file pursuant to Section 16(a). Based solely on a review of Forms 3, 4, and 5 furnished to us or filed with the SEC in fiscal year 2023, we believe all Section 16(a) filing requirements were timely made in the fiscal year ended December 31, 2023, except for one late Form 4 for Brian Case and a late Form 3 for Tom Adams.

2025 Annual Meeting of Shareholders

Any shareholder proposals intended to be presented at our 2025 Annual Meeting of shareholders and considered for inclusion in our proxy materials must be received by November 30, 2024 and must comply with the procedures of Rule 14a-8 under the Exchange Act. Shareholder proposals failing to comply with the procedures of Rule 14a-8 under the Exchange Act will be excluded. If the date of our 2025 Annual Meeting is more than 30 days from the anniversary of the date of the 2024 Annual Meeting, we will publicly announce a different submission deadline from that set forth above, in compliance with SEC rules.

Our Bylaws establish an advance notice procedure with regard to shareholder proposals that a shareholder wishes to present at an annual meeting of shareholders. To be properly brought before the 2025 Annual Meeting, a notice of the matter the shareholder wishes to present at the meeting must be delivered to the Chairman of the Board at the Company’s principal offices in Mahwah, NJ (see below) not less than 90 nor more than 120 days prior to the first anniversary of the date of this year’s Annual Meeting. As a result, any notice given by or on behalf of a shareholder pursuant to these provisions of the Bylaws (and not pursuant to Rule 14a-8) must be received no later than February 15, 2025 and no earlier than January 16, 2025. However, if the 2025 Annual Meeting is more than 30 days before or after the first anniversary of the date of this year’s Annual Meeting, such notice must be received no later than the close of business on the 10th day following the date public disclosure of the meeting date was made. All shareholder proposals must comply with the requirements of the Bylaws. The chairman of the Annual Meeting may refuse to acknowledge or introduce any such matter at the Annual Meeting if notice of the matter is not received within the applicable deadlines or does not comply with the Bylaws. If a shareholder does not meet these deadlines or does not satisfy the requirements of Rule 14a-4 of the Exchange Act, the persons named as proxies will be allowed to use their discretionary voting authority when and if the matter is presented at the Annual Meeting. In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than management’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 17, 2025.

Shareholder proposals should be sent to us at KORU Medical Systems, Inc., 100 Corporate Drive, Mahwah, NJ 07430, Attention: Corporate Secretary.

Other matters

The Board is not aware of any matters to be presented at the 2024 Annual Meeting other than those set forth in the accompanying notice. If any other matters properly come before the meeting (or any adjournment or postponement thereof), the persons named in the proxy card will vote on such matters in their discretion in accordance with their best judgment.

Appendix A

KORU MEDICAL SYSTEMS, INC.

2024 OMNIBUS EQUITY INCENTIVE PLAN

KORU MEDICAL SYSTEMS, INC.

2024 OMNIBUS EQUITY INCENTIVE PLAN

Article 1.

Effective Date, Objectives and Duration

1.1        Effective Date of the Plan. The Board of Directors of KORU Medical Systems, Inc., a Delaware corporation (the “Company”), adopted the 2024 Omnibus Equity Incentive Plan (the “Plan”) effective as of March [*], 2024 (the “Effective Date”).

1.2        Objectives of the Plan. The Plan is intended (a) to allow selected employees of and consultants to the Company and its Affiliates to acquire or increase equity ownership in the Company, thereby strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, and to assist the Company and its Affiliates in attracting new employees, officers and consultants and retaining existing employees and consultants, (b) to optimize the profitability and growth of the Company and its Affiliates through incentives which are consistent with the Company’s goals, (c) to provide Grantees with an incentive for excellence in individual performance, (d) to promote teamwork among employees, consultants and Non-Employee Directors, and (e) to attract and retain highly qualified persons to serve as Non-Employee Directors and to promote ownership by such Non-Employee Directors of a greater proprietary interest in the Company, thereby aligning such Non-Employee Directors’ interests more closely with the interests of the Company’s stockholders.

1.3        Duration of the Plan. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Article 15 hereof, until the earlier of the tenth anniversary of the Effective Date, or the date all Shares subject to the Plan shall have been purchased or acquired and the restrictions on all Restricted Shares granted under the Plan shall have lapsed, according to the Plan’s provisions.

Article 2.

Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below:

2.1        “Affiliate” means, with respect to a Person, any Person that directly or indirectly Controls, or is Controlled by, or is under common Control with such Person. “Control”, “Controlled by” and “under common Control with” shall mean to have a “controlling interest” within the meaning of section 1.409A-1(b) (5) (iii) (E) (1) of the regulations under the Code.

2.2        “Award” means Options (including non-qualified options and Incentive Stock Options), SARs, Restricted Shares, Performance Units (which may be paid in cash), Performance Shares, Deferred Stock, Restricted Stock Units, Dividend Equivalents, Bonus Shares or Other Stock-Based Awards granted under the Plan.

2.3        “Award Agreement” means either (a) a written agreement entered into by the Company and a Grantee setting forth the terms and provisions applicable to an Award granted under this Plan, or (b) a written statement issued by the Company to a Grantee describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by the Grantee.

2.4        “Board” means the Board of Directors of the Company.

2.5        “Bonus Shares” means Shares that are awarded to a Grantee with or without cost and without restrictions either in recognition of past performance, as an inducement to become an Eligible Person or, with the consent of the Grantee, as payment in lieu of any cash remuneration otherwise payable to the Grantee.

2.6        “CEO” means the Chief Executive Officer of the Company.

2.7        “Change in Control” shall mean a change in ownership of the Company or a substantial portion of its assets within the meaning of Treasury Regulation Section 1.409A-3(i)(5) or (vii), or change in effective control of the Company within the meaning of Treasury Regulation Section 1.409A(3)(i)(5)(vi).

2.8        “Code” means the Internal Revenue Code of 1986, as amended from time to time. References to a particular section of the Code include references to regulations and rulings thereunder and to successor provisions.

2.9        “Committee” or “Incentive Plan Committee” has the meaning set forth in Section 3.1(a).

2.10      “Compensation Committee” means the compensation committee of the Board.

2.11      “Common Stock” means the common stock, $0.01 par value, of the Company.

2.12      “Corporate Transaction” shall have the meaning set forth in Section 4.2(b).

2.13      “Deferred Stock” means a right, granted under Article 10, to receive Shares at the end of a specified deferral period.

2.14      “Disability” or “Disabled” means, unless otherwise defined in an Award Agreement, or as otherwise determined under procedures established by the Committee for purposes of the Plan:

(a) Except as provided in (b) below, a disability within the meaning of Section 22(e) (3) of the Code; and

(b) In the case of any Award that constitutes deferred compensation within the meaning of Section 409A of the Code, a disability as defined in regulations under Code Section 409A. For purpose of Code Section 409A, a Grantee will be considered Disabled if:

(i) the Grantee is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or

(ii) the Grantee is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Grantee’s employer.

2.15      “Dividend Equivalent” means a right to receive payments equal to dividends or property, if and when paid or distributed, on a specified number of Shares.

2.16      “Effective Date” has the meaning set forth in Section 1.1.

2.17      “Eligible Person” means any individual who is an employee (including any officer) of, a non-employee consultant to, or a Non-Employee Director of, the Company or any Affiliate; provided, however, that solely with respect to the grant of an Incentive Stock Option, an Eligible Person shall be any employee (including any officer) of the Company or any Subsidiary Corporation. Notwithstanding the foregoing, an Eligible Person shall also include an individual who is expected to become an employee to, non-employee consultant of or Non-Employee Director of the Company or any Affiliate within a reasonable period of time after the grant of an Award (other than an Incentive Stock Option); provided that any Award granted to any such individual shall be automatically terminated and cancelled without consideration if the individual does not begin performing services for the Company or any Affiliate within twelve (12) months after the Grant Date. Solely for purposes of Section 5.6(b), current or former employees or non-employee directors of, or consultants to, of an Acquired Entity who receive Substitute Awards in substitution for Acquired Entity Awards shall be considered Eligible Persons under this Plan with respect to such Substitute Awards.

2.18      “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time. References to a particular section of the Exchange Act include references to successor provisions.

2.19      “Exercise Price” means (a) with respect to an Option, the price at which a Share may be purchased by a Grantee pursuant to such Option or (b) with respect to a SAR, the price established at the time a SAR is granted pursuant to Article 7, which is used to determine the amount, if any, of the payment due to a Grantee upon exercise of the SAR.

2.20      “Fair Market Value” of a Share means (i) if the Shares principally trade on a national securities exchange other than the Nasdaq Capital Market, the closing sale price of a Share, and (ii) if the Shares principally trade on the Nasdaq Capital Market or an over-the counter marketplace, the arithmetic mean of the high and low prices of a Share (and if the mean results in a fractional cent, rounded up to the nearest cent), in each case as reported on the last trading day before the Grant Date, provided that such quotations shall have been made within the ten (10) business days preceding the applicable Grant Date. In the event Shares are not so traded at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate provided such manner is consistent with Treasury Regulation Section 1.409A-1(b)(5)(iv).

2.21      “Grant Date” means the date on which an Award is granted or such later date as specified in advance by the Committee.

2.22      “Grantee” means a person who has been granted an Award.

2.23      “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code.

2.24      “Including” or “includes” means “including, without limitation,” or “includes, without limitation,” respectively.

2.25      “Management Committee” has the meaning set forth in Section 3.1(b).

2.26      “Non-Employee Director” means a member of the Board who is not an employee of the Company or any Affiliate.

2.27      “Option” means an option granted under Article 6 of the Plan.

2.28       “Other Stock-Based Award” means a right, granted under Article 13 hereof, that relates to or is valued by reference to Shares or other Awards relating to Shares.

2.29       “Performance Period” means, with respect to an Award of Performance Shares or Performance Units, the period of time during which the performance vesting conditions applicable to such Award must be satisfied.

2.30      “Performance Share” and “Performance Unit” have the respective meanings set forth in Article 9.

2.31      “Period of Restriction” means the period during which Restricted Shares are subject to forfeiture if the conditions specified in the Plan and the Award Agreement are not satisfied.

2.32      “Person” means any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, entity or government instrumentality, division, agency, body or department.

2.33      “Restricted Shares” means Shares, granted under Article 8, that are both subject to forfeiture and are nontransferable if the Grantee does not satisfy the conditions specified in the Plan and the Award Agreement applicable to such Shares.

2.34      “Restricted Stock Units” are rights, granted under Article 10, to receive cash and/or Shares if the Grantee satisfies the conditions specified in the Plan and the Award Agreement applicable to such rights.

2.35      “Rule 16b-3” means Rule 16b-3 promulgated by the SEC under the Exchange Act, as amended from time to time, together with any successor rule.

2.36      “SEC” means the United States Securities and Exchange Commission, or any successor thereto.

2.37      “Section 16 Non-Employee Director” means a member of the Board who satisfies the requirements to qualify as a “non-employee director” under Rule 16b-3.

2.38      “Section 16 Person” means a person who is subject to potential liability under Section 16(b) of the Exchange Act with respect to transactions involving equity securities of the Company.

2.39      “Separation from Service” means, with respect to any Award that constitutes deferred compensation within the meaning of Code Section 409A, a “separation from service” as defined in Treasury Regulation Section 1.409A-1(h). For this purpose, a “separation from service” is deemed to occur on the date that the Company and the Grantee reasonably anticipate that the level of bona fide services the Grantee would perform for the Company and/or any Affiliates after that date (whether as an employee, Non-Employee Director or consultant or independent contractor) would permanently decrease to a level that, based on the facts and circumstances, would constitute a separation from service; provided that a decrease to a level that is 50% or more of the average level of bona fide services provided over the prior 36 months shall not be a separation from service, and a decrease to a level that is 20% or less of the average level of such bona fide services shall be a separation from service. The Committee retains the right and discretion to specify, and may specify, whether a separation from service occurs with respect to those individuals who are performing services for the Company or an Affiliate immediately prior to an asset purchase transaction in which the Company or an Affiliate is the seller and who continue to perform services for the buyer (or an affiliate thereof) immediately following such asset purchase transaction; provided, such specification is made in accordance with the requirements of Treasury Regulation Section 1.409A-1(h)(4).

2.40      “Share” means a share of Common Stock, and such other securities of the Company, as may be substituted or resubstituted for Shares pursuant to Section 4.2 hereof.

2.41      “Stock Appreciation Right” or “SAR” means an Award granted under Article 7 of the Plan.

2.42      “Subsidiary Corporation” means a corporation other than the Company in an unbroken chain of corporations beginning with the Company if, at the time of granting the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.43      “Surviving Company” means (a) the surviving corporation in any merger, consolidation or similar transaction, involving the Company (including the Company if the Company is the surviving corporation), (b) or the direct or indirect parent company of such surviving corporation or (c) the direct or indirect parent company of the Company following a sale of substantially all of the outstanding stock of the Company.

2.44      “Term” of any Option or SAR means the period beginning on the Grant Date of an Option or SAR and ending on the date such Option or SAR expires, terminates or is cancelled. No Option or SAR granted under this Plan shall have a Term exceeding 10 years.

2.45      “Termination of Affiliation” occurs on the first day on which an individual is for any reason no longer performing services for the Company or any Affiliate in the capacity of an employee of, a non-employee consultant to, or a Non-Employee Director of, the Company or any Affiliate or with respect to an individual who is an employee of, a non-employee consultant to or a Non-Employee Director of an Affiliate, the first day on which such entity ceases to be an Affiliate of the Company unless such individual continues to perform Services for the Company or another Affiliate without interruption after such entity ceases to be an Affiliate. Notwithstanding the foregoing, if an Award constitutes deferred compensation within the meaning of Code Section 409A, Termination of Affiliation with respect to such Award shall mean the Grantee’s Separation from Service.

Article 3.

Administration

3.1        Committee.

(a)        Subject to Article 14, and to Section 3.2, the Plan shall be administered by a Committee (the “Incentive Plan Committee” or the “Committee”) of directors of the Company appointed by the Board from time to time. Notwithstanding the foregoing, the Board may at any time and in one or more instances reserve administrative powers to itself as the Committee or exercise any of the administrative powers of the Committee. The number of members of the Committee may from time to time be increased or decreased as the Board deems appropriate. To the extent the Board considers it desirable to comply with Rule 16b-3, the Committee shall consist of two or more directors of the Company, all of whom qualify as Section 16 Non-Employee Directors.

(b)        The Board or the Incentive Plan Committee may appoint and delegate to another committee (“Management Committee”), or to the CEO, any or all of the authority of the Board or the Committee, as applicable, with respect to Awards to Grantees other than Grantees who are executive officers, Non-Employee Directors, or Section 16 Persons at the time any such delegated authority is exercised, provided that the Board shall fix the terms of the Awards to be granted by the Management Committee for the CEO (including the exercise price of such Awards) and the maximum number of shares subject to Awards that the Management Committee or the CEO may grant; provided further, however, that the Management Committee and the CEO shall not be authorized to grant Awards to himself/herself/themselves, or to any other “executive officer” of the Company (as defined by Rule 3b-7 under the Exchange Act) or to any other “officer” of the Company as defined by Rule 16a-1 under the Exchange Act.

(c)        Unless the context requires otherwise, any references herein to “Committee” include references to the Incentive Plan Committee, or the Board to the extent the Incentive Plan Committee, or the Board, as applicable, has assumed or exercises administrative powers itself as the Committee pursuant to subsection (a), and to the Management Committee or the CEO to the extent either has been delegated authority pursuant to subsection (b), as applicable; provided that (i) for purposes of Awards to Non-Employee Directors, “Committee” shall include only the full Board, and (ii) for purposes of Awards intended to comply with Rule 16b-3, the “Committee” shall include only the Incentive Plan Committee.

3.2        Powers of Committee. Subject to and consistent with the provisions of the Plan (including Article 14), the Committee has full and final authority and sole discretion as follows; provided that any such authority or discretion exercised with respect to a specific Director shall be approved by the affirmative vote of a majority of the members of the Board, even if not a quorum, but excluding the Director with respect to whom such authority or discretion is exercised:

(a)        to determine when, to whom and in what types and amounts Awards should be granted;

(b)        to grant Awards to Eligible Persons in any number and to determine the terms and conditions applicable to each Award (including the number of Shares or the amount of cash or other property to which an Award will relate, any Exercise Price or purchase price, any limitation or restriction, any schedule for or performance conditions relating to the earning of the Award or the lapse of limitations, forfeiture restrictions, restrictions on exercisability or transferability, any performance goals including those relating to the Company and/or an Affiliate and/or any division thereof and/or an individual, and/or vesting based on the passage of time, based in each case on such considerations as the Committee shall determine);

(c)        to determine the benefit payable under any Award and to determine whether any performance or vesting conditions have been satisfied;

(d)        to determine whether specific Awards shall be granted in connection with other specific Awards, and if so, whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards and all other matters to be determined in connection with an Award;

(e)        to determine the Term of any Option or SAR;

(f)        to determine the amount, if any, that a Grantee shall pay for Restricted Shares, whether to allow voting rights with respect thereto, or to permit or require the payment of cash dividends thereon, whether such dividends are to be deferred and the terms related thereto, when Restricted Shares (including Restricted Shares acquired upon the exercise of an Option) shall be forfeited and whether such shares shall be held in escrow;

(g)        to determine whether, to what extent and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Shares, other Awards or other property (including by “net” exercise), or an Award may be accelerated, vested, canceled, forfeited or surrendered or any terms of the Award may be waived, and to accelerate the exercisability of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time;

(h)        to determine with respect to Awards granted to Eligible Persons whether, to what extent and under what circumstances cash, Shares, other Awards, other property and other amounts payable with respect to an Award will be deferred, either at the election of the Grantee or automatically pursuant to the terms of the Award Agreement;

(i)        to offer to exchange or buy out any previously granted Award for a payment in cash, Shares or other Award;

(j)        to construe and interpret the Plan and to make all determinations, including factual determinations, necessary or advisable for the administration of the Plan;

(k)        to make, amend, suspend, waive and rescind rules and regulations relating to the Plan;

(l)        to appoint such agents as the Committee may deem necessary or advisable to administer the Plan;

(m)        to determine the terms and conditions of all Award Agreements applicable to Eligible Persons (which need not be identical) and, with the consent of the Grantee, to amend any such Award Agreement at any time, among other things, to permit transfers of such Awards to the extent permitted by the Plan; provided that the consent of the Grantee shall not be required for any amendment (i) which does not adversely affect the rights of the Grantee, or (ii) which is necessary or advisable (as determined by the Committee) to carry out the purpose of the Award as a result of any applicable law or (iii) to the extent the Award Agreement specifically permits amendment without consent;

(n)        to cancel, with the consent of the Grantee, outstanding Awards and to grant new Awards in substitution therefor;

(o)        to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Committee may, before or concurrently with the grant thereof, deem appropriate, including limiting the percentage of Awards which may from time to time be exercised by a Grantee;

(p)        to make adjustments in the terms and conditions of, and the criteria in, Awards in recognition of unusual or nonrecurring events (including events described in Section 4.2) affecting the Company or an Affiliate or the financial statements of the Company or an Affiliate, or in accordance with applicable laws, regulations or accounting principles;

(q)        to correct any defect or supply any omission or reconcile any inconsistency, and to construe and interpret the Plan, rules and regulations under the Plan, and Award Agreements or any other instruments entered into or relating to an Award under the Plan; and

(r)        to take any other action with respect to any matters relating to the Plan for which it is responsible and to make all other decisions and determinations as may be required under the terms of the Plan or as the Committee may deem necessary or advisable for the administration of the Plan.

Any action of the Committee with respect to the Plan shall be final, conclusive and binding on all persons, including the Company, its Affiliates, any Grantee, any person claiming any rights under the Plan from or through any Grantee, and stockholders, except to the extent the Committee may subsequently modify, or take further action whether or not consistent with, its prior action. If not specified in the Plan, the time at which the Committee must or may make any determination shall be determined by the Committee, and any such determination may thereafter be modified by the Committee. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. Subject to Section 3.1(b), the Committee may delegate to officers of the Company or any Affiliate the authority, subject to such terms as the Committee shall determine, to perform specified functions under the Plan. No Director or member of the Committee, nor any delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and each of the foregoing shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including without limitation reasonable attorneys’ fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors’ and officers’ liability insurance coverage which may be in effect from time  to time.

3.3        No Repricing.  Notwithstanding any provision in Section 3.2 to the contrary, the terms of any outstanding Option or SAR may not be amended to reduce the Exercise Price of such Option or SAR or cancel any outstanding Option or SAR in exchange for other Options or SARs with an Exercise Price that is less than the Exercise Price of the cancelled Option or SAR or for any cash payment (or Shares having with a Fair Market Value) in an amount that exceeds the excess of the Fair Market Value of the Shares underlying such cancelled Option or SAR over the aggregate Exercise Price of such Option or SAR or for any other Award, without stockholder approval; provided, however, that the restrictions set forth in this Section 3.3, shall not apply (i) unless the Company has a class of stock that is registered under Section 12 of the Exchange Act or (ii) to any adjustment allowed under to Section 4.2.

Article 4.

Shares Subject to the Plan

4.1        Number of Shares Available for Grants. The number of Shares hereby reserved for issuance under this Plan is (i) two million three hundred thousand (2,300,000) Shares, plus (ii) any unissued Shares reserved and available for issuance under the Company’s 2021 Omnibus Equity Incentive Plan (the “2021 Plan”) and the Company’s 2015 Stock Option Plan (the “2015 Plan”) as of the Effective Date, which shall also be the maximum number of Shares that may be delivered pursuant to the exercise of Incentive Stock Options granted hereunder. In the event that any outstanding award under either the Plan, the 2021 Plan or the 2015 Plan for any reason expires or is terminated prior to the exercise thereof, the Shares allocable to the unexercised portion of such option shall continue to be reserved for Awards under the Plan and may be awarded hereunder. Immediately upon the approval of the Plan by the Company’s shareholders, no further grants will be permitted under the 2021 Plan, the 2015 Plan or the and the Nonemployee Director Compensation Plan (the “Nonemployee Director Plan”). The total number of Shares reserved for Awards under this Plan (including those from the 2021 Plan and the 2015 Plan) and the limit on annual grants shall be subject to adjustment as provided in Section 4.2 and except as provided in Section 5.6(b).

If any Shares subject to an Award granted hereunder (other than a Substitute Award granted pursuant to Section 5.6(b)) are forfeited or such Award otherwise terminates without payment or delivery of such Shares, the Shares subject to such Award, to the extent of any such forfeiture or termination, shall again be available for grant under the Plan. For avoidance of doubt, however, if any Shares subject to an Award granted hereunder are withheld or applied as payment in connection with the exercise of an Award or the withholding or payment of taxes related thereto (“Returned Shares”), such Returned Shares will be treated as having been delivered for purposes of determining the maximum number of Shares available for grant under the Plan and shall not again be treated as available for grant under the Plan. Moreover, the number of Shares available for issuance under the Plan may not be increased through the Company’s purchase of Shares on the open market with the proceeds obtained from the exercise of any Options granted hereunder. Upon settlement of an SAR, the number of Shares underlying the portion of the SAR that is exercised will be treated as having been delivered for purposes of determining the maximum number of Shares available for grant under the Plan and shall not again be treated as available for issuance under the Plan.

Shares delivered pursuant to the Plan may be, in whole or in part, authorized and unissued Shares, or treasury Shares, including Shares repurchased by the Company for purposes of the Plan.

4.2        Adjustments in Authorized Shares and Awards; Corporate Transaction, Liquidation or Dissolution.

(a)        Adjustment in Authorized Shares and Awards. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse stock split, subdivision, consolidation or reduction of capital, reorganization, merger, consolidation, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Shares or other securities of the Company or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that any adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) with respect to which Awards may be granted, (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, (iii) the Exercise Price with respect to any Option or SAR or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award, and (iv) the number and kind of Shares of outstanding Restricted Shares, or the Shares underlying any other form of Award. Notwithstanding the foregoing, no such adjustment shall be authorized with respect to any Options or SARs to the extent that such adjustment would cause the Option or SAR to violate Section 424(a) of the Code or otherwise subject (in the determination of the Committee) any Grantee to taxation under Section 409A of the Code; and provided further that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

(b)         Merger, Consolidation or Similar Corporate Transaction. In the event of a merger or consolidation of the Company with or into another corporation or a sale of substantially all of the stock of the Company (a “Corporate Transaction”), unless an outstanding Award is assumed by the Surviving Company or replaced with an equivalent Award granted by the Surviving Company in substitution for such outstanding Award, the Committee shall cancel any outstanding Awards that are not vested and nonforfeitable as of the consummation of such Corporate Transaction (unless the Committee accelerates the vesting of any such Awards) and with respect to any vested and nonforfeitable Awards, the Committee may either (i) allow all Grantees to exercise such Awards of Options and SARs within a reasonable period prior to the consummation of the Corporate Transaction and cancel any outstanding Options or SARs that remain unexercised upon consummation of the Corporate Transaction, or (ii) cancel any or all of such outstanding Awards in exchange for a payment (in cash, or in securities or other property) in an amount equal to the amount that the Grantee would have received (net of the Exercise Price with respect to any Options or SARs) if such vested Awards were settled or distributed or such vested Options and SARs were exercised immediately prior to the consummation of the Corporate Transaction. Notwithstanding the foregoing, if an Option or SAR is not assumed by the Surviving Company or replaced with an equivalent Award issued by the Surviving Company and the Exercise Price with respect to any outstanding Option or SAR exceeds the Fair Market Value of the Shares immediately prior to the consummation of the Corporation Transaction, such Awards shall be cancelled without any payment to the Grantee.

(c)        Liquidation or Dissolution of the Company. In the event of the proposed dissolution or liquidation of the Company, each Award will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Committee. Additionally, the Committee may, in the exercise of its sole discretion, cause Awards to be vested and non-forfeitable and cause any conditions on any such Award to lapse, as to all or any part of such Award, including Shares as to which the Award would not otherwise be exercisable or non-forfeitable and allow all Grantees to exercise such Awards of Options and SARs within a reasonable period prior to the consummation of such proposed action. Any Awards that remain unexercised upon consummation of such proposed action shall be cancelled.

(d)        Deferred Compensation. Notwithstanding the forgoing provisions of this Section 4.2, if an Award constitutes deferred compensation within the meaning of Code Section 409A, no payment or settlement of such Award shall be made pursuant to Section 4.2(b) or (c), unless the Corporate Transaction or the dissolution or liquidation of the Company, as applicable, constitutes a Change in Control.

Article 5.

Eligibility and General Conditions of Awards

5.1        Eligibility. The Committee may in its discretion grant Awards to any Eligible Person, whether or not he or she has previously received an Award; provided, however, that all Awards made to Non-Employee Directors shall be determined by the Board in its sole discretion.

5.2        Award Agreement. To the extent not set forth in the Plan, the terms and conditions of each Award shall be set forth in an Award Agreement.

5.3        General Terms and Termination of Affiliation. The Committee may impose on any Award or the exercise or settlement thereof, at the date of grant or, subject to the provisions of Section 15.2, thereafter, such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine, including terms requiring forfeiture, acceleration or pro-rata acceleration of Awards in the event of a Termination of Affiliation by the Grantee. Except as may be required under applicable state law, Awards may be granted for no consideration other than prior and future services. Except as set forth in an Award Agreement or as otherwise determined by the Committee, (a) all Options and SARs that are not vested and exercisable at the time of a Grantee’s Termination of Affiliation, and any other Awards that remain subject to a risk of forfeiture or which are not otherwise vested at the time of the Grantee’s Termination of Affiliation shall be forfeited to the Company and (b) all outstanding Options and SARs not previously exercised shall expire three months after the Grantee’s Termination of Affiliation.

5.4        Nontransferability of Awards.

(a)        Each Award and each right under any Award shall be exercisable only by the Grantee during the Grantee’s lifetime, or, if permissible under applicable law, by the Grantee’s guardian or legal representative or by a transferee receiving such Award pursuant to a domestic relations order.

(b)        No Award (prior to the time, if applicable, Shares are delivered in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee otherwise than by will or by the laws of descent and distribution (or in the case of Restricted Shares, to the Company) or pursuant to a domestic relations order, and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate; provided that the designation of a beneficiary to receive benefits in the event of the Grantee’s death shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(c)        Nothing herein shall be construed as requiring the Committee to honor a domestic relations order except to the extent required under applicable law.

5.5        Cancellation and Rescission of Awards. Unless the Award Agreement specifies otherwise, the Committee may cancel, rescind, suspend, withhold, or otherwise limit or restrict any unexercised Award at any time if the Grantee is not in compliance with all applicable provisions of the Award Agreement and the Plan or if the Grantee has a Termination of Affiliation.

5.6        Stand-Alone, Tandem and Substitute Awards.

(a)        Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for, any other Award granted under the Plan unless in the determination of the Committee such tandem or substitution Award would subject the Grantee to a tax imposed under Section 409A of the Code. If an Award is granted in substitution for another Award or any non-Plan award or benefit, the Committee shall require the surrender of such other Award or non-Plan award or benefit in consideration for the grant of the new Award. Awards granted in addition to or in tandem with other Awards or non-Plan awards or benefits may be granted either at the same time as or at a different time from the grant of such other Awards or non-Plan awards or benefits; provided, however, that if any SAR is granted in tandem with an Incentive Stock Option, such SAR and Incentive Stock Option must have the same Grant Date, Term and the Exercise Price of the SAR may not be less than the Exercise Price of the Incentive Stock Option.

(b)        The Committee may, in its discretion and on such terms and conditions as the Committee considers appropriate in the circumstances, grant Awards under the Plan (“Substitute Awards”) in substitution for stock and stock-based awards (“Acquired Entity Awards”) held by current or former employees or non-employee directors of, or consultants to, another corporation or entity who become Eligible Persons as the result of a merger or consolidation of the employing corporation or other entity (the “Acquired Entity”) with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the Acquired Entity immediately prior to such merger, consolidation or acquisition in order to preserve for the Grantee the economic value of all or a portion of such Acquired Entity Award at such price as the Committee determines necessary to achieve preservation of economic value.

5.7        Compliance with Rule 16b-3. The provisions of this Section 5.7 will not apply unless and until the Company has a class of stock that is registered under Section 12 of the Exchange Act.

(a)        Six-Month Holding Period Advice. Unless a Grantee could otherwise dispose of or exercise a derivative security or dispose of Shares delivered under the Plan without incurring liability under Section 16(b) of the Exchange Act, the Committee may advise or require a Grantee to comply with the following in order to avoid incurring liability under Section 16(b) of the Exchange Act: (i) at least six months must elapse from the date of acquisition of a derivative security under the Plan to the date of disposition of the derivative security (other than upon exercise or conversion) or its underlying equity security, and (ii) Shares granted or awarded under the Plan other than upon exercise or conversion of a derivative security must be held for at least six months from the date of grant of an Award.

(b)        Reformation to Comply with Exchange Act Rules. To the extent the Committee determines that a grant or other transaction by a Section 16 Person should comply with applicable provisions of Rule 16b-3 (except for transactions exempted under alternative Exchange Act rules), the Committee shall take such actions as necessary to make such grant or other transaction so comply, and if any provision of this Plan or any Award Agreement relating to a given Award does not comply with the requirements of Rule 16b-3 as then applicable to any such grant or transaction, such provision will be construed or deemed amended, if the Committee so determines, to the extent necessary to conform to the then applicable requirements of Rule 16b-3.

(c)        Rule 16b-3 Administration. Any function relating to a Section 16 Person shall be performed solely by the Committee or the Board if necessary to ensure compliance with applicable requirements of Rule 16b-3, to the extent the Committee determines that such compliance is desired. Each member of the Committee or person acting on behalf of the Committee shall be entitled to, in good faith, rely or act upon any report or other information furnished to him by any officer, manager or other employee of the Company or any Affiliate, the Company’s independent certified public accountants or any executive compensation consultant or attorney or other professional retained by the Company to assist in the administration of the Plan.

5.8        Deferral of Award Payouts. The Committee may permit a Grantee to defer, or if and to the extent specified in an Award Agreement require the Grantee to defer, receipt of the payment of cash or the delivery of Shares that would otherwise be due by virtue of the lapse or waiver of restrictions with respect to Restricted Stock Units, the satisfaction of any requirements or goals with respect to Performance Units or Performance Shares, the lapse or waiver of the deferral period for Deferred Stock, or the lapse or waiver of restrictions with respect to Other Stock-Based Awards or Cash Incentive Awards. If the Committee permits or requires such deferrals, the Committee shall establish rules and procedures for making such deferral elections and for the payment of such deferrals, which shall conform in the Committee’s determination in form and substance with applicable regulations promulgated under Section 409A of the Code so that if the Committee is correct in such determination the Grantee is not subjected to taxes under Section 409A of the Code with respect to such deferrals. Except as otherwise provided in an Award Agreement, any payment or any Shares that are subject to such deferral shall be made or delivered to the Grantee as specified in the Award Agreement or pursuant to the Grantee’s deferral election.

Article 6.

Stock Options

6.1        Grant of Options. Subject to and consistent with the provisions of the Plan, Options may be granted to any Eligible Person in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.

6.2        Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Exercise Price, the Term of the Option, the number of Shares to which the Option pertains, the time or times at which such Option shall be exercisable and such other provisions as the Committee shall determine.

6.3        Option Exercise Price. The Exercise Price of an Option under this Plan shall be determined in the sole discretion of the Committee but may not be less than 100% of the Fair Market Value of a Share on the Grant Date.

6.4        Grant of Incentive Stock Options. At the time of the grant of any Option, the Committee may in its discretion designate that such Option shall be made subject to additional restrictions to permit it to qualify as an Incentive Stock Option. Any Option designated as an Incentive Stock Option:

(a)        shall be granted only to an employee of the Company or a Subsidiary Corporation;

(b)        shall have an Exercise Price of not less than 100% of the Fair Market Value of a Share on the Grant Date, and, if granted to a person who owns capital stock (including stock treated as owned under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or any Subsidiary Corporation (a “More Than 10% Owner”), have an Exercise Price not less than 110% of the Fair Market Value of a Share on its Grant Date;

(c)        shall be for a period of not more than 10 years (five years if the Grantee is a More Than 10% Owner) from its Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

(d)        shall not have an aggregate Fair Market Value (as of the Grant Date) of the Shares with respect to which Incentive Stock Options (whether granted under the Plan or any other plan of the Company or Affiliate (“Other Plans”)) are exercisable for the first time by such Grantee during any calendar year (“Current Grant”), determined in accordance with the provisions of Section 422 of the Code, which exceeds $100,000 (the “$100,000 Limit”);

(e)        shall, if the aggregate Fair Market Value of the Shares (determined on the Grant Date) with respect to the Current Grant and all Incentive Stock Options previously granted under the Plan and any Other Plans which are exercisable for the first time during a calendar year (“Prior Grants”) would exceed the $100,000 Limit, be, as to the portion in excess of the $100,000 Limit, exercisable as a separate option that is not an Incentive Stock Option at such date or dates as are provided in the Current Grant;

(f)        shall require the Grantee to notify the Committee of any disposition of any Shares delivered pursuant to the exercise of the Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to holding periods and certain disqualifying dispositions) (“Disqualifying Disposition”) within 10 days of such a Disqualifying Disposition;

(g)        shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee’s lifetime, only by the Grantee; provided, however, that the Grantee may, to the extent provided in the Plan in any manner specified by the Committee, designate in writing a beneficiary to exercise his or her Incentive Stock Option after the Grantee’s death; and

(h)        shall, if such Option nevertheless fails to meet the foregoing requirements, or otherwise fails to meet the requirements of Section 422 of the Code for an Incentive Stock Option, be treated for all purposes of this Plan, except as otherwise provided in subsections (d) and (e) above, as an Option that is not an Incentive Stock Option.

6.5        Payment of Exercise Price. Except as otherwise provided in an Award Agreement, Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares made by any one or more of the following means:

(a)        cash, personal check or wire transfer;

(b)        with the approval of the Committee, delivery of Common Stock owned by the Grantee prior to exercise, valued at Fair Market Value on the date of exercise;

(c)        with the approval of the Committee, Shares acquired upon the exercise of such Option, such Shares valued at Fair Market Value on the date of exercise; or

(d)        with the approval of the Committee, subject to applicable law (including the prohibited loan provisions of Section 402 of the Sarbanes Oxley Act of 2002), through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale proceeds sufficient to pay for such Shares, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by Grantee by reason of such exercise.

Article 7.

Stock Appreciation Rights

7.1        Issuance. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant SARs to any Eligible Person either alone or in addition to other Awards granted under the Plan. Such SARs may, but need not, be granted in connection with a specific Option granted under Article 6. The Committee may impose such conditions or restrictions on any SAR as it shall deem appropriate.

7.2        Award Agreements. Each SAR grant shall be evidenced by an Award Agreement in such form as the Committee may approve and shall contain such terms and conditions not inconsistent with other provisions of the Plan as shall be determined from time to time by the Committee.

7.3        SAR Exercise Price. The Exercise Price of a SAR shall be determined by the Committee in its sole discretion; provided that the Exercise Price shall not be less than 100% of the Fair Market Value of a Share on the date of the grant of the SAR.

7.4        Exercise and Payment. Upon the exercise of a SAR, a Grantee shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a)        The excess of the Fair Market Value of a Share on the date of exercise over the Exercise Price; by

(b)        The number of Shares with respect to which the SAR is exercised.

SARs shall be deemed exercised on the date written notice of exercise in a form acceptable to the Committee is received by the Secretary of the Company. The Company shall make payment in respect of any SAR within five (5) days of the date the SAR is exercised. Any payment by the Company in respect of a SAR may be made in cash, Shares, other property, or any combination thereof, as the Committee, in its sole discretion, shall determine or, to the extent permitted under the terms of the applicable Award Agreement, at the election of the Grantee.

Article 8.

Restricted Shares

8.1        Grant of Restricted Shares. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Restricted Shares to any Eligible Person in such amounts as the Committee shall determine.

8.2        Award Agreement.  Each grant of Restricted Shares shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Restricted Shares granted, and such other provisions as the Committee shall determine. The Committee may impose such conditions and/or restrictions on any Restricted Shares granted pursuant to the Plan as it may deem advisable, including restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting with or without  the attainment of the performance goals, and/or restrictions under applicable securities laws; provided that such conditions and/or restrictions may lapse, if so determined by the Committee, in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or an Affiliate without “Cause”. For purposes of the Plan,

“Cause” means (i) conviction of, or the entry of a plea of guilty or no contest to, a felony or any other crime that causes the Company or its Affiliates public disgrace or disrepute, or materially and adversely affects the Company’s or its Affiliates’ operations or financial performance or the relationship the Company has with its customers, (ii) gross negligence or willful misconduct with respect to the Company or any of its Affiliates, including, without limitation fraud, embezzlement, theft or dishonesty in the course of his or her employment; (iii) alcohol abuse or use of controlled drugs other than in accordance with a physician’s prescription; (iv) refusal to perform any lawful, material obligation of fulfill any duty (including any duty or obligation of the type described in clause (vi) below) to the Company or its Affiliates; (v) material breach of any agreement with or duty owed to the Company or any of its Affiliates;  (vi) any breach of any obligation or duty to the Company or any of its Affiliates (whether arising by statute, common law or agreement) relating to confidentiality, noncompetition, nonsolicitation or proprietary rights; or (vii) the occurrence of a “Forfeiture Event” as defined in section 18.5, below.  Notwithstanding the foregoing, if an Eligible Person and the Company (or any of its Affiliates) have entered into an employment agreement, consulting agreement or other similar agreement that specifically defines “cause”, then with respect to that Eligible Person “Cause” shall have the meaning as defined in such employment, consulting or other agreement.

8.3        Consideration for Restricted Shares. The Committee shall determine the amount, if any, that a Grantee shall pay for Restricted Shares.

8.4        Effect of Forfeiture. If Restricted Shares are forfeited, and if the Grantee was required to pay for such shares or acquired such Restricted Shares upon the exercise of an Option, the Grantee shall be deemed to have resold such Restricted Shares to the Company at a price equal to the lesser of (x) the amount paid by the Grantee for such Restricted Shares, or (y) the Fair Market Value of a Share on the date of such forfeiture. The Company shall pay to the Grantee the deemed sale price as soon as is administratively practical. Such Restricted Shares shall cease to be outstanding and shall no longer confer on the Grantee thereof any rights as a stockholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Grantee accepts the Company’s tender of payment for such Restricted Shares.

8.5        Escrow; Legends. The Committee may provide that the certificates for any Restricted Shares (x) shall be held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until any applicable conditions or restrictions respecting such Restricted Shares are satisfied or such Restricted Shares are forfeited and/or (y) shall bear an appropriate legend restricting the transfer of such Restricted Shares under the Plan. If any applicable conditions or restrictions respecting such Restricted Shares shall lapse, the Company shall cause certificates for such shares to be delivered without such legend.

Article 9.

Performance Units and Performance Shares

9.1        Grant of Performance Units and Performance Shares. Subject to and consistent with the provisions of the Plan, Performance Units or Performance Shares may be granted to any Eligible Person in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.

9.2        Value/Performance Goals. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid to the Grantee.

(a)        Performance Unit. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant.

(b)        Performance Share. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant.

9.3        Earning of Performance Units and Performance Shares. After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to payment at the time specified in the Award Agreement based on the level of achievement of performance goals set by the Committee.

At the discretion of the Committee, the settlement of Performance Units or Performance Shares may be in cash, Shares of equivalent value, or in some combination thereof, as set forth in the Award Agreement.

If a Grantee is transferred to a different business unit of the Company during a Performance Period, then, to the extent the Committee determines that the Award, the performance goals, or the Performance Period are no longer appropriate, the Committee may adjust, change, eliminate or cancel the Award, the performance goals, or the applicable Performance Period, as it deems appropriate in order to make them appropriate and comparable to the initial Award, the performance goals, or the Performance Period.

At the discretion of the Committee, a Grantee may be entitled to receive any dividends or Dividend Equivalents declared with respect to Shares deliverable in connection with vested Performance Shares which have been earned, but not yet delivered to the Grantee.

Article 10.

Deferred Stock and Restricted Stock Units

10.1      Grant of Deferred Stock and Restricted Stock Units. Subject to and consistent with the provisions of the Plan, the Committee, at any time and from time to time, may grant Deferred Stock and/or Restricted Stock Units to any Eligible Person, in such amount and upon such terms as the Committee shall determine. The Committee may conform such grant(s) in accordance with applicable regulations promulgated under Section 409A of the Code.

10.2      Vesting and Delivery. Delivery of Shares subject to a Deferred Stock or a Restricted Stock Unit grant will occur upon expiration of the deferral period or upon the occurrence of one or more of the distribution events described in Section 409A (a) (2) of the Code as specified by the Committee in the Grantee’s Award Agreement. Such Award may be subject to such substantial risk of forfeiture conditions as the Committee may impose, which conditions may lapse at such times or upon the achievement of such objectives as the Committee shall determine. Unless otherwise determined by the Committee, to the extent that the Grantee has a Termination of Affiliation while the Deferred Stock remains subject to a substantial risk of forfeiture, such Deferred Shares shall be forfeited, unless the Committee determines that such substantial risk of forfeiture shall lapse in the event of the Grantee’s Termination of Affiliation due to death, Disability, or involuntary termination by the Company or an Affiliate without “Cause.”

10.3      Voting and Dividend Equivalent Rights Attributable to Deferred Stock and Restricted Stock Units. A Grantee awarded Deferred Stock or Restricted Stock Units will have no voting rights with respect to such Deferred Stock or Restricted Stock Units prior to the delivery of Shares in settlement of such Deferred Stock and/or Restricted Stock Units. Unless otherwise determined by the Committee, a

Grantee will have no rights to receive Dividend Equivalents in respect of Deferred Stock and/or Restricted Stock Units. Dividend Equivalents, if any, shall be deemed reinvested in additional Shares of Deferred Stock or Restricted Stock Units, as applicable, which shall remain subject to the same forfeiture conditions applicable to the Deferred Stock or Restricted Stock Units to which such Dividend Equivalents relate.

Article 11.

Dividend Equivalents

The Committee is authorized to grant Awards of Dividend Equivalents alone or in conjunction with other Awards. The Committee may specify the time or times that Dividend Equivalents shall be paid or distributed and the extent to which they shall be deemed to have been reinvested in additional Shares or additional Awards or otherwise reinvested subject to distribution at the same time and subject to the same conditions as the Award to which they relate; provided, however, that any Dividend Equivalents granted in conjunction with any Award that is subject to forfeiture conditions shall remain subject to the same forfeiture conditions applicable to the Award to which such Dividend Equivalents relate. The Committee may determine whether the timing of payment or distribution of Dividend Equivalents should comply with the requirements of Section 409A of the Code.

Article 12.

Bonus Shares

Subject to the terms of the Plan, the Committee may grant Bonus Shares to any Eligible Person, in such amount and upon such terms and at any time and from time to time as shall be determined by the Committee.

Article 13.

Other Stock-Based Awards

The Committee is authorized, subject to limitations under applicable law, to grant such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan, including Shares awarded which are not subject to any restrictions or conditions, convertible or exchangeable debt securities or other rights convertible or exchangeable into Shares, and Awards valued by reference to the value of securities of or the performance of specified Affiliates. Subject to and consistent with the provisions of the Plan, the Committee shall determine the terms and conditions of such Awards. Except as provided by the Committee, Shares delivered pursuant to a purchase right granted under this Article 13 shall be purchased for such consideration, paid for by such methods and in such forms, including cash, Shares, outstanding Awards or other property, as the Committee shall determine.

Article 14.

Non-Employee Director Awards

Subject to the terms of the Plan, the Board may grant Awards to any Non-Employee Director, in such amount and upon such terms and at any time and from time to time as shall be determined by the Board in its sole discretion. Except as otherwise provided in Section 5.6(b), Non-Employee Directors may not be granted any Award with respect to Shares to the extent the Fair Market Value (determined as of the date of grant) of such Shares, when combined with all other compensation payable to such Non-Employee Directors in the calendar year the Award is made, exceeds $750,000 (or $1,000,000 in the case of a newly appointed Non-Employee Director).

Article 15.

Amendment, Modification, and Termination

15.1      Amendment, Modification, and Termination. Subject to Section 15.2, the Board may, at any time and from time to time, alter, amend, suspend, discontinue or terminate the Plan in whole or in part without the approval of the Company’s stockholders, except that (a) any amendment or alteration shall be subject to the approval of the Company’s stockholders if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and (b) the Board may otherwise, in its discretion, determine to submit other such amendments or alterations to stockholders for approval.

15.2      Awards Previously Granted. Except as otherwise specifically permitted in the Plan or an Award Agreement, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Grantee of such Award.

15.3      Repayment. Notwithstanding anything to the contrary contained herein, any Awards granted under the Plan (including any amounts or benefits arising therefrom) shall be subject to any clawback or recoupment arrangements or policies the Company has in place from time to time (including, without limitation, any policy adopted to comply with Rule 10D-1 of the Securities Act of 1934, as amended, or any related stock exchange rules), and the Committee may, to the extent permitted or shall, to the extent required, by applicable law and stock exchange rules or by any applicable Company policy or arrangement, cancel or require reimbursement of such Award or any Shares issued or cash received upon vesting, exercise or settlement of the Award or sale of Shares underlying the Award. In addition, to the extent that the receipt of an Award subject to repayment under this Section 15 has been deferred (including pursuant to any other plan, program or arrangement that permits the deferral of receipt of an Award) such Award (and any earnings credited with respect thereto) shall be forfeited in lieu of repayment.

Article 16.

Section 409A

16.1      Awards Subject to Code Section 409A.  Notwithstanding any provision of the Plan or an Award to the contrary, if any Award or benefit provided under this Plan is subject to the provisions of Section 409A of the Code (“Section 409A”), such provision or Award shall (if the Committee so determines) be administered, interpreted and construed in a manner necessary to comply with Section 409A or an exception thereto (or disregarded to the extent such provision cannot be so administered, interpreted or construed). In such case, the following provisions shall apply, as applicable:

(a)        For purposes of Section 409A, and to the extent the Committee determines applicable to any Award or benefit under the Plan, it is intended that distribution events qualify as permissible distribution events for purposes of Section 409A and shall be interpreted and construed accordingly. With respect to payments subject to Section 409A, the Company reserves the right to accelerate and/or defer any payment whether or not permitted and consistent with Section 409A. Whether a Grantee has separated from service or employment will be determined based on all of the facts and circumstances and, to the extent the Committee determines applicable to any Award or benefit, in accordance with the guidance issued under Section 409A.

(b)        To the extent the Committee determines applicable, the grant of Non-Qualified Stock Options and other stock rights shall be granted under terms and conditions consistent with Treas. Reg. § 1.409A-1(b)(5) such that any such Award does not constitute a deferral of compensation under Section 409A.

(c)        In no event shall any member of the Board, the Committee or the Company (or its employees, officers or directors) have any liability to any Grantee (or any other Person) due to the failure of an Award to satisfy the requirements of Section 409A.

(d)        Notwithstanding anything herein or in any Award Agreement to the contrary, to the extent that distribution of a 409A Award is triggered by a Grantee’s Separation from Service, if the Grantee is then a “specified employee” (as defined in Treasury Regulation Section 1.409A-1(i)), no distribution may be made before the date which is six (6) months after such Grantee’s Separation from Service, or, if earlier, the date of the Grantee’s death.

Article 17.

Withholding

17.1      Required Withholding.

(a)        The Committee in its sole discretion may provide that when taxes are to be withheld in connection with any Award (the “Tax Date”). The Grantee may elect to make payment for the withholding of federal, state and local taxes, including Social Security and Medicare (“FICA”) taxes by one or a combination of the following methods:

(i)        payment of an amount in cash equal to the amount to be withheld;

(ii)        delivering part or all of the amount to be withheld in the form of Common Stock valued at its Fair Market Value on the Tax Date;

(iii)        requesting the Company to withhold from those Shares that would otherwise be received pursuant to an Award, a number of Shares having a Fair Market Value on the Tax Date equal to the amount to be withheld; or

(iv)        withholding from any compensation otherwise due to the Grantee.

The Committee in its sole discretion may provide that the maximum amount of such tax withholding shall not exceed the minimum amount of taxes, including FICA taxes, required to be withheld under federal, state and local law. An election by Grantee under this subsection is irrevocable. Any fractional share amount and any additional withholding not paid by the withholding or surrender of Shares must be paid in cash. If no timely election is made, the Grantee must deliver cash to satisfy all tax withholding requirements.

(b)        Any Grantee who makes a Disqualifying Disposition (as defined in Section 6.4(f)) or an election under Section 83(b) of the Code shall remit to the Company an amount sufficient to satisfy all resulting tax withholding requirements in the same manner as set forth in subsection (a).

17.2      Notification under Code Section 83(b). If the Grantee, in connection with the  grant  of any publically traded Option, or the grant of Restricted Shares, makes the election permitted under Section 83(b) of the Code to include in such Grantee’s gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Grantee shall notify the Company of such election within 10 days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code. The Committee may, in connection with the grant of an Award or at any time thereafter, prohibit a Grantee from making the election described in this section 17.2.

Article 18.

Additional Provisions

18.1      Successors. Subject to Section 4.2(b), all obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise of all or substantially all of the business and/or assets of the Company.

18.2      Severability. If any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

18.3      Requirements of Law. The granting of Awards and the delivery of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required by the same. Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and the Company (and any Affiliate) shall not be obligated to deliver any Shares or deliver benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee or the Company of any applicable law or regulation.

18.4      Securities Law Compliance.

(a)        If the Committee deems it necessary to comply with any applicable securities law, or the requirements of any stock exchange upon which Shares may be listed, the Committee may impose any restriction on Awards or Shares acquired pursuant to Awards under the Plan as it may deem advisable. In addition, if requested by the Company or any underwriter engaged by the Company, Shares acquired pursuant to Awards may not be sold or otherwise transferred or disposed of for such period following the effective date of any registration statement of the Company filed under the Securities Act as the Company or such underwriter shall specify reasonably and in good faith. All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which Shares are then listed, any applicable securities or other law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. If so requested by the Company, the Grantee shall make a written representation to the Company that he or she will not sell or offer to sell any Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1933, as amended, and any applicable state securities law.

(b)        If the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities or other laws or the listing requirements of any national securities exchange or national market system on which are listed any of the Company’s equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date.

18.5      Forfeiture Events. Notwithstanding any provisions herein to the contrary, the Committee shall have the discretionary authority at any time to determine  that a Grantee’s (including his or her estate’s, beneficiary’s or transferee’s) rights , payments and benefits with respect to any Award shall be subject to reduction, cancellation, forfeiture or recoupment  in the event of the Grantee’s serious misconduct; violation of the Company’s or an Affiliate’s policies; breach of fiduciary duty; unauthorized disclosure of any trade secret or confidential information of the Company or an Affiliate; breach of applicable noncompetition, nonsolicitation, confidentiality or other restrictive covenants; or other conduct or activity that is in competition with the business of the Company or an Affiliate, or otherwise detrimental to the business, reputation or interests of the Company and/or an Affiliate; or upon the Grantee’s termination for Cause or  the occurrence of certain events specified in the applicable Award Agreement (in any such case, whether or not the Grantee is then an Eligible Person). The determination of whether a Grantee’s conduct, activities or circumstances are described in the immediately preceding sentence shall be made by the Committee in its discretion, and pending any such determination, the Committee shall have the authority to suspend the exercise, payment, delivery or settlement of all or any portion of such Grantee’s outstanding Awards pending any investigation of the matter.

18.6      No Rights as a Stockholder. No Grantee shall have any rights as a stockholder of the Company with respect to the Shares which may be deliverable upon exercise or payment of such Award until such Shares have been delivered to him or her, except that Restricted Shares, whether held by a Grantee or in escrow by the Secretary of the Company, shall confer on the Grantee all rights of a stockholder of the Company, except as otherwise provided in the Plan or Award Agreement.

18.7      Nature of Payments. Unless otherwise specified in the Award Agreement, Awards shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any  benefit under (a) any pension, retirement, profit sharing, bonus, insurance or other employee benefit plan of the Company or any

Affiliate, except as such plan shall otherwise expressly provide, or (b) any agreement between (i) the Company or any Affiliate and (ii) the Grantee, except as such agreement shall otherwise expressly provide.

18.8      Non-Exclusivity of Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt other compensatory arrangements for Eligible Persons as it may deem desirable.

18.9      Governing Law. The Plan, and all Award Agreements hereunder, shall be construed in accordance with and governed by the laws of the State of Delaware, other than its laws respecting choice or conflicts of law rule or principles that might otherwise refer construction or interpretation of the same to the substantive law of another jurisdiction. Unless otherwise provided in an Award Agreement, all Eligible Persons are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of the District of Delaware, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

18.10      Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Grantee pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Grantee any rights that are greater than those of a general creditor of the Company; provided, however, that the Committee may authorize the creation of trusts or make other arrangements to meet the Company’s obligations under the Plan to deliver cash, Shares or other property pursuant to any Award which trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines.

18.11      Affiliation. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company or any Affiliate to terminate any Grantee’s employment or consulting contract at any time, nor confer upon any Grantee the right to continue in the employ of or as an officer of or as a consultant to, or Director of the Company or any Affiliate.

18.12      Participation. No employee, officer, consultant, director or any other person shall have the right to be selected to receive an Award under this Plan or, having been so selected, to be selected to receive a future Award.

18.13      Notices. Any notice to be given to the Company pursuant to   the provisions of the Plan will be given by registered or certified mail, postage prepaid, or by recognized overnight delivery service, and addressed, if to the Company to its Secretary (or such other person as the Company may designate in writing from time to time) at its principal executive office, and, if to an Eligible Person, to the address given beneath his or her signature on his or her Award Agreement, or at such other address as such Eligible Person may hereafter designate in writing to the Company. Any such notice will be deemed duly given on the date and at the time delivered via recognized overnight delivery service or, if mailed, on the date five (5) days after the date of the mailing.

18.14      Construction. The following rules of construction will apply to the Plan: (a) the word “or” is disjunctive but not necessarily exclusive, and (b) words in the singular include the plural, words in the plural include the singular, and words in the neuter gender include the masculine and feminine genders and words in the masculine or feminine gender include the neuter gender.

18.15      Headings. The headings of articles and sections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

18.16      Obligations. Unless otherwise specified in the Award Agreement, the obligation to deliver, pay or transfer any amount of money or other property pursuant to Awards under this Plan shall be the sole obligation of a Grantee’s employer; provided that the obligation to deliver or transfer any Shares pursuant to Awards under this Plan shall be the sole obligation of the Company.

18.17      No Right to Continue as Director. Nothing in the Plan or any Award Agreement shall confer upon any Non-Employee Director the right to continue to serve as a director of the Company.

18.18      Stockholder Approval. All Incentive Stock Options granted on or after the Effective Date and prior to the date the Company’s stockholders approve the Plan are expressly conditioned upon and subject to approval of the Plan by the Company’s stockholders.